                                                                     Exhibit 4.1


                             SCOVILL FASTENERS INC.,

                                    As Issuer

                                       TO

                            WILMINGTON TRUST COMPANY,

                                   As Trustee

                              --------------------

                                    INDENTURE


                           Dated As Of August 3, 2001

                              ---------------------

                                   $40,193,861

                       14% Subordinated Pay-In-Kind Bonds

                                    Due 2013

                             SCOVILL FASTENERS INC.

               RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT
                OF 1939 AND INDENTURE, DATED AS OF AUGUST 3, 2001

TRUST INDENTURE
ACT SECTION                                                        INDENTURE SECTION
(Section) 310(a)(1)............................................................6.08
         (a)(2) ...............................................................6.08
         (a)(3)......................................................Not Applicable
         (a)(4)......................................................Not Applicable
         (b) ............................................................6.09, 6.13
(Section) 311(a)...............................................................6.12
         (b)...................................................................6.12
(Section) 312(a).........................................................7.01, 7.02
         (b)...................................................................7.02
         (c)...................................................................7.02
(Section) 313(a)...............................................................7.03
         (b)...................................................................7.03
         (c) ..................................................................7.03
         (d)...................................................................7.03
(Section) 314(a) ..............................................................7.04
         (a)(4)............................................................10.08(a)
         (b).........................................................Not Applicable
         (c)(1) ...............................................................1.02
         (c)(2) ...............................................................1.02
         (c)(3)......................................................Not Applicable
         (d).........................................................Not Applicable
         (e)...................................................................1.02
(Section) 315(a)...............................................................6.01
         (b) ..................................................................6.02
         (c)...................................................................6.01
         (d)...................................................................6.01
         (e)...................................................................5.15
(Section) 316(a)(last sentence) ................................1.01 ("Outstanding")
         (a)(1)(A) ......................................................5.02, 5.12
         (a)(1)(B).............................................................5.13
         (a)(2)......................................................Not Applicable
         (b)...................................................................5.08
         (c) ...............................................................1.04(d)
(Section) 317(a)(1) ...........................................................5.03
         (a)(2) ...............................................................5.04
         (b) .................................................................10.03
(Section) 318(a)...............................................................1.17

------------------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.


                                      (i)

                                TABLE OF CONTENTS

                                                                                                                    PAGE
                                                                                                                    ----
   ARTICLE ONE DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION............................................   1
     SECTION 1.01.             Definitions........................................................................   1
         "Accredited Investor"....................................................................................   2
         "Acquired Indebtedness"..................................................................................   2
         "Act"....................................................................................................   2
         "Affiliate"..............................................................................................   2
         "Affiliate Transaction"..................................................................................   2
         "Agent Members"..........................................................................................   2
         "amend"..................................................................................................   3
         "Asset Sale".............................................................................................   3
         "Asset Sale Purchase Date"...............................................................................   3
         "Attributable Indebtedness"..............................................................................   3
         "Bankruptcy or Insolvency Proceeding"....................................................................   3
         "Basket".................................................................................................   4
         "Board of Directors".....................................................................................   4
         "Board Resolution".......................................................................................   4
         "Business Day"...........................................................................................   4
         "Capital Stock"..........................................................................................   4
         "Capitalized Lease Obligations"..........................................................................   4
         "Cash Equivalents".......................................................................................   4
         "Change of Control"......................................................................................   4
         "Change of Control Offer"................................................................................   5
         "Change of Control Purchase Date"........................................................................   5
         "Change of Control Purchase Price".......................................................................   5
         "Commission".............................................................................................   5
         "common stock"...........................................................................................   5
         "Company"................................................................................................   6
         "Company Request"........................................................................................   6
         "Consolidated Amortization Expense"......................................................................   6
         "Consolidated Depreciation Expense"......................................................................   6
         "Consolidated Fixed Charge Coverage Ratio"...............................................................   6
         "Consolidated Income Tax Expense"........................................................................   7
         "Consolidated Interest Expense"..........................................................................   7
         "Consolidated Net Income"................................................................................   7
         "Consolidated Net Worth".................................................................................   8
         "Corporate Trust Office".................................................................................   8
         "corporation"............................................................................................   8
         "covenant defeasance"....................................................................................   8
         "Credit Agreement"......................................................................................    8
         "Currency Agreements"...................................................................................    9

                                      (ii)

                                TABLE OF CONTENTS
                                    (cont'd)

                                                                                                                    PAGE
                                                                                                                    ----
         "Default"...............................................................................................   9
         "Defaulted Interest"....................................................................................   9
         "defeasance"............................................................................................   9
         "Depositary"............................................................................................   9
         "Disinterested Director"................................................................................   9
         "Disqualified Stock"....................................................................................   9
         "EBITDA"................................................................................................  10
         "Enforcement Action"....................................................................................  10
         "Event of Default"......................................................................................  10
         "Excess Proceeds".......................................................................................  10
         "Exchange Act"..........................................................................................  10
         "Exchange Agreement"....................................................................................  10
         "Extension of Credit"...................................................................................  10
         "Fair Market Value".....................................................................................  10
         "Federal Bankruptcy Code"...............................................................................  11
         "Fixed Charges".........................................................................................  11
         "GAAP"..................................................................................................  11
         "Global Securities".....................................................................................  11
         "Greenwich Entities"....................................................................................  11
         "Greenwich Management Services Agreement"...............................................................  11
         "guarantee".............................................................................................  11
         "Hedging Obligations"...................................................................................  11
         "Holder"................................................................................................  11
         "Holdings"..............................................................................................  11
         "incur".................................................................................................  11
         "Indebtedness"..........................................................................................  12
         "Indenture".............................................................................................  12
         "Independent Financial Advisor".........................................................................  12
         "Institutional Accredited Investor".....................................................................  12
         "Instrument"............................................................................................  13
         "Interest Payment Date".................................................................................  13
         "Interest Rate Agreements"..............................................................................  13
         "Investments"...........................................................................................  13
         "Issue Date"............................................................................................  13
         "Lien"..................................................................................................  13
         "Management Fees".......................................................................................  13
         "Maturity"..............................................................................................  13
         "Moody's"...............................................................................................  13
         "Net Available Proceeds"................................................................................  14
         "Net Proceeds Deficiency"...............................................................................  14
         "Net Proceeds Offer"....................................................................................  14
         "Non-Recourse Purchase Money Indebtedness"..............................................................  14
         "Non-U.S. Person".......................................................................................  14
         "obligations"...........................................................................................  14

                                     (iii)

                                TABLE OF CONTENTS
                                    (cont'd)

                                                                                                                    PAGE
                                                                                                                    ----
         "Offered Price".........................................................................................   14
         "Officer"...............................................................................................   15
         "Officer's Certificate".................................................................................   15
         "Officers' Certificate".................................................................................   15
         "Offshore Global Securities"............................................................................   15
         "Offshore Physical Securities"..........................................................................   15
         "Offshore Securities Exchange Date".....................................................................   15
         "Opinion of Counsel"....................................................................................   15
         "Outstanding"...........................................................................................   15
         "Paying Agent"..........................................................................................   16
         "Payment Amount"........................................................................................   16
         "payment in full" and "paid in full"....................................................................   16
         "Payment or Distribution on Account of Subordinated Debt"...............................................   16
         "Payment Restriction"...................................................................................   16
         "Permanent Offshore Global Securities"..................................................................   16
         "Permitted ERISA Lien"..................................................................................   16
         "Permitted Holders".....................................................................................   17
         "Permitted Indebtedness"................................................................................   17
         "Permitted Investments".................................................................................   18
         "Permitted Liens".......................................................................................   19
         "Permitted Transferees".................................................................................   21
         "Person"................................................................................................   21
         "Physical Securities"...................................................................................   21
         "Plan of Liquidation"...................................................................................   21
         "Predecessor Security"..................................................................................   21
         "Private Placement Legend"..............................................................................   21
         "Property"..............................................................................................   21
         "Public Equity Offering"................................................................................   22
         "Purchase Money Indebtedness"...........................................................................   22
         "QIB"...................................................................................................   22
         "Qualified Stock".......................................................................................   22
         "redeem"................................................................................................   22
         "Redemption Date".......................................................................................   22
         "Redemption Price"......................................................................................   22
         "refinance".............................................................................................   22
         "Refinancing Indebtedness"..............................................................................   22
         "Registration Rights Agreement".........................................................................   23
         "Regular Record Date"...................................................................................   23
         "Regulation S Legend"...................................................................................   23
         "Related Assets"........................................................................................   23
         "Reorganization Securities".............................................................................   23
         "Representative"........................................................................................   23
         "Responsible Officer"...................................................................................   23
         "Restricted Investment".................................................................................   24

                                      (iv)

                                TABLE OF CONTENTS
                                    (cont'd)

                                                                                                                    PAGE
                                                                                                                    ----
         "Restricted Payment"....................................................................................   24
         "Restricted Subsidiary".................................................................................   24
         "S&P"...................................................................................................   24
         "Sale and Leaseback Transaction"........................................................................   24
         "Saratoga"..............................................................................................   24
         "Saratoga Entities".....................................................................................   24
         "Saratoga Management Services Agreement"................................................................   24
         "Secondary Securities"..................................................................................   24
         "Securities"............................................................................................   24
         "Securities Act"........................................................................................   24
         "Security Register" and "Security Registrar"............................................................   25
         "Senior Creditors"......................................................................................   25
         "Senior Debt"...........................................................................................   25
         "Senior Debt Documents".................................................................................   25
         "Senior Notes"..........................................................................................   25
         "Senior Notes Indenture"................................................................................   25
         "Significant Subsidiary"................................................................................   25
         "Special Record Date"...................................................................................   25
         "Stated Maturity".......................................................................................   25
         "Subordinated Debt".....................................................................................   26
         "Subordinated Debt Documents"...........................................................................   26
         "Subordinated Indebtedness".............................................................................   26
         "Subordination Legend"..................................................................................   26
         "Subsidiary"............................................................................................   26
         "Successor".............................................................................................   26
         "Temporary Offshore Global Securities"..................................................................   26
         "Trust Indenture Act" or "TIA"..........................................................................   26
         "Trustee"...............................................................................................   26
         "Unrestricted Subsidiary"...............................................................................   27
         "U.S. Global Securities"................................................................................   27
         "U.S. Government Obligations"...........................................................................   27
         "U.S. Physical Securities"..............................................................................   27
         "Vice President"........................................................................................   28
         "Voting Stock"..........................................................................................   28
         "Weighted Average Life to Maturity".....................................................................   28
         "Wholly Owned Restricted Subsidiary"....................................................................   28
     SECTION 1.02.             Compliance Certificates and Opinions..............................................   28
     SECTION 1.03.             Form of Documents Delivered to Trustee............................................   29
     SECTION 1.04.             Acts of Holders...................................................................   29
     SECTION 1.05.             Notices, etc., to Trustee, Company and Agent......................................   30
     SECTION 1.06.             Notice to Holders; Waiver.........................................................   31
     SECTION 1.07.             Effect of Headings and Table of Contents..........................................   31
     SECTION 1.08.             Successors and Assigns............................................................   31

                                      (v)

                                TABLE OF CONTENTS
                                    (cont'd)

                                                                                                                    PAGE
                                                                                                                    ----

     SECTION 1.09.             Separability Clause...............................................................   32
     SECTION 1.10.             Benefits of Indenture.............................................................   32
     SECTION 1.11.             Governing Law.....................................................................   32
     SECTION 1.12.             Legal Holidays....................................................................   32
     SECTION 1.13.             No Personal Liability of Directors, Officers,
                               Employees, Stockholders or Incorporators........................................     32
     SECTION 1.14.             Counterparts......................................................................   32
     SECTION 1.15.             Rules of Interpretation...........................................................   33
     SECTION 1.16.             Ancillary Agreements..............................................................   33
     SECTION 1.17.             Conflict with Trust Indenture Act.................................................   33

   ARTICLE TWO SECURITY FORMS  ..................................................................................   33
     SECTION 2.01.             Forms Generally...................................................................   33
     SECTION 2.02.             Restrictive Legends...............................................................   34

   ARTICLE THREE THE SECURITIES .................................................................................   36
     SECTION 3.01.             Title and Terms...................................................................   36
     SECTION 3.02.             Denominations.....................................................................   37
     SECTION 3.03.             Execution, Authentication, Delivery and Dating....................................   37
     SECTION 3.04.             Temporary Securities..............................................................   39
     SECTION 3.05.             Registration, Registration of Transfer and Exchange...............................   39
     SECTION 3.06.             Mutilated, Destroyed, Lost and Stolen Securities..................................   40
     SECTION 3.07.             Payment of Interest; Interest Rights Preserved....................................   41
     SECTION 3.08.             Persons Deemed Owners.............................................................   43
     SECTION 3.09.             Cancellation......................................................................   43
     SECTION 3.10.             Computation of Interest...........................................................   43
     SECTION 3.11.             Book-Entry Provisions for Global Securities.......................................   43
     SECTION 3.12.             Transfer Provisions...............................................................   45

   ARTICLE FOUR SATISFACTION AND DISCHARGE......................................................................    48
     SECTION 4.01.             Satisfaction and Discharge of Indenture...........................................   48
     SECTION 4.02.             Application of Trust Money........................................................   50

   ARTICLE FIVE REMEDIES        .................................................................................   50
     SECTION 5.01.             Events of Default.................................................................   50
     SECTION 5.02.             Acceleration of Maturity; Rescission and Annulment................................   51
     SECTION 5.03.             Collection of Indebtedness and Suits for Enforcement by Trustee...................   53

                                      (vi)

                                TABLE OF CONTENTS
                                    (cont'd)

                                                                                                                    PAGE
                                                                                                                    ----
     SECTION 5.04.             Trustee May File Proofs of Claim..................................................   53
     SECTION 5.05.             Trustee May Enforce Claims Without Possession of Securities.......................   54
     SECTION 5.06.             Application of Money Collected....................................................   54
     SECTION 5.07.             Limitation on Suits...............................................................   55
     SECTION 5.08.             Unconditional Right of Holders to Receive Principal,
                               Premium, if any, and Interest.....................................................   55
     SECTION 5.09.             Restoration of Rights and Remedies................................................   55
     SECTION 5.10.             Rights and Remedies Cumulative....................................................   56
     SECTION 5.11.             Delay or Omission Not Waiver......................................................   56
     SECTION 5.12.             Control by Holders................................................................   56
     SECTION 5.13.             Waiver of Defaults................................................................   56
     SECTION 5.14.             Waiver of Usury, Stay or Extension Laws...........................................   57
     SECTION 5.15.             Undertaking for Costs.............................................................   57

   ARTICLE SIX THE TRUSTEE     ..................................................................................   57
     SECTION 6.01.             Certain Duties and Responsibilities...............................................   57
     SECTION 6.02.             Notice of Defaults................................................................   58
     SECTION 6.03.             Certain Rights of Trustee.........................................................   59
     SECTION 6.04.             Trustee Not Responsible for Recitals or Issuance of Securities....................   60
     SECTION 6.05.             May Hold Securities...............................................................   60
     SECTION 6.06.             Money Held in Trust...............................................................   60
     SECTION 6.07.             Compensation, Reimbursement and Indemnification...................................   60
     SECTION 6.08.             Corporate Trustee Required; Eligibility...........................................   61
     SECTION 6.09.             Resignation and Removal; Appointment of Successor.................................   61
     SECTION 6.10.             Acceptance of Appointment by Successor............................................   63
     SECTION 6.11.             Merger, Conversion, Consolidation or Succession to Business.......................   63
     SECTION 6.12.             Preferential Collection of Claims Against Company.................................   63
     SECTION 6.13.             Conflicting Interests.............................................................   64

   ARTICLE SEVEN HOLDERS LISTS AND REPORTS BY TRUSTEE............................................................   64
     SECTION 7.01.             Company to Furnish Trustee Names and Addresses of Holders.........................   64
     SECTION 7.02.             Preservation of Information; Communications to Holders............................   64
     SECTION 7.03.             Reports by Trustee................................................................   65
     SECTION 7.04.             Reports by Company................................................................   65

   ARTICLE EIGHT MERGER, CONSOLIDATION AND SALE OF ASSETS........................................................   65
     SECTION 8.01.             Company May Consolidate, etc., Only on Certain Terms..............................   65
     SECTION 8.02.             Successor Substituted.............................................................   66

                                     (vii)

                                TABLE OF CONTENTS


                                    (Cont'd)


                                                                                                                    PAGE
                                                                                                                    ----
   ARTICLE NINE SUPPLEMENTAL INDENTURES..........................................................................   66
     SECTION 9.01.             Supplemental Indentures Without Consent of Holders................................   66
     SECTION 9.02.             Supplemental Indentures with Consent of Holders...................................   67
     SECTION 9.03.             Execution of Supplemental Indentures..............................................   68
     SECTION 9.04.             Effect of Supplemental Indentures.................................................   68
     SECTION 9.05.             Conformity with Trust Indenture Act...............................................   68
     SECTION 9.06.             Reference in Securities to Supplemental Indentures................................   68
     SECTION 9.07.             Notice of Supplemental Indentures.................................................   69

   ARTICLE TEN COVENANTS       ..................................................................................   69
     SECTION 10.01.            Payment of Principal, Premium, if any, and Interest...............................   69
     SECTION 10.02.            Maintenance of Office or Agency...................................................   69
     SECTION 10.03.            Money for Security Payments to Be Held in Trust...................................   70
     SECTION 10.04.            Corporate Existence...............................................................   71
     SECTION 10.05.            Payment of Taxes and Other Claims.................................................   71
     SECTION 10.06.            Maintenance of Properties.........................................................   71
     SECTION 10.07.            Insurance.........................................................................   72
     SECTION 10.08.            Statement by Officers As to Default...............................................   72
     SECTION 10.09.            Limitations on Additional Indebtedness............................................   72
     SECTION 10.10.            [INTENTIONALLY OMITTED]...........................................................   72
     SECTION 10.11.            Limitations on Restricted Payments................................................   73
     SECTION 10.12.            Limitations on Restrictions on Distributions from Restricted Subsidiaries.........   74
     SECTION 10.13.            Limitations on Transactions with Affiliates.......................................   74
     SECTION 10.14.            Limitations on Liens..............................................................   75
     SECTION 10.15.            Limitations on Asset Sales........................................................   75
     SECTION 10.16.            Restrictions on Sale and Leaseback Transactions...................................   77
     SECTION 10.17.            Restrictions on Sale of Capital Stock of Restricted Subsidiaries..................   77
     SECTION 10.18.            Reports...........................................................................   78
     SECTION 10.19.            Purchase of Securities Upon Change of Control.....................................   78
     SECTION 10.20.            Waiver of Certain Covenants.......................................................   80

   ARTICLE ELEVEN REDEMPTION OF SECURITIES.......................................................................   80
     SECTION 11.01.            Right of Redemption...............................................................   80
     SECTION 11.02.            Applicability of Article..........................................................   81
     SECTION 11.03.            Election to Redeem; Notice to Trustee.............................................   81

                                     (viii)

                                TABLE OF CONTENTS


                                    (Cont'd)


                                                                                                                    PAGE
                                                                                                                    ----
     SECTION 11.04.            Selection by Trustee of Securities to Be Redeemed.................................   81
     SECTION 11.05.            Notice of Redemption..............................................................   81
     SECTION 11.06.            Deposit of Redemption Price.......................................................   82
     SECTION 11.07.            Securities Payable on Redemption Date.............................................   82
     SECTION 11.08.            Securities Redeemed in Part.......................................................   83

   ARTICLE TWELVE SUBORDINATION  ................................................................................   83
     Section 12.01.            Agreement to Subordinate..........................................................   83
     Section 12.02.            Liquidation, Dissolution, Bankruptcy..............................................   83
     Section 12.03.            Limitations on Payments...........................................................   84
     Section 12.04.            Permitted Payments................................................................   84
     Section 12.05.            Limitation on Remedies............................................................   84
     Section 12.06.            When Distribution Must Be Paid Over...............................................   85
     Section 12.07.            Subrogation.......................................................................   85
     Section 12.08.            No Liens Securing Subordinated Debt...............................................   85
     Section 12.09.            Relative Rights...................................................................   85
     Section 12.10.            Subordination May Not Be Impaired by Company......................................   85
     Section 12.11.            Distribution or Notice to Representative..........................................   86
     Section 12.12.            Article Twelve Not to Prevent Events of Default...................................   86
     Section 12.13.            Trustee Entitled To Rely..........................................................   86
     Section 12.14.            Trustee to Effectuate Subordination...............................................   86
     Section 12.15.            Reliance by Senior Creditors on Subordination Provisions..........................   86
     Section 12.16.            Miscellaneous Subordination Provisions............................................   86
     Section 12.17.            Legends...........................................................................   87

   ARTICLE THIRTEEN DEFEASANCE AND COVENANT DEFEASANCE...........................................................   87
     Section 13.01.            Company's Option to Effect Defeasance or Covenant Defeasance......................   87
     Section 13.02.            Defeasance and Discharge..........................................................   88
     Section 13.03.            Covenant Defeasance...............................................................   88
     Section 13.04.            Conditions to Defeasance or Covenant Defeasance...................................   88
     Section 13.05.            Deposited Money and U.S. Government Obligations to Be
                               Held in Trust; Other Miscellaneous Provisions.....................................   90
     Section 13.06.            Repayment to the Company..........................................................   90
     Section 13.07.            Reinstatement.....................................................................   91

                                      (ix)

                                    EXHIBITS


Exhibit A      Form of Security

Exhibit B      Form of Certificate to Be Delivered upon Termination of
               Restricted Period

Exhibit C-1    Form of Certificate to Be Delivered by Transferor in Connection
               with Transfers to Institutional Accredited Investors

Exhibit C-2    Form of Certificate to Be Delivered By Transferees in Connection
               with Transfers to Institutional Accredited Investors

Exhibit D      Form of Regulation S Certificate

                                      (x)

                  INDENTURE, dated as of August 3, 2001, between SCOVILL FASTENERS INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), having its principal office at 1802 Scovill Drive, Clarkesville, Georgia 30523, and the WILMINGTON TRUST COMPANY, a banking corporation duly organized and existing under the laws of the State of Delaware, as Trustee (the "Trustee").


                             RECITALS OF THE COMPANY

                  The Company has duly authorized the creation of an issue of 14% Subordinated Pay-In-Kind Bonds due 2013 (the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

                  Upon the qualification of this Indenture under the Trust Indenture Act (as defined herein), this Indenture will be subject to the provisions of the Trust Indenture Act of 1939 that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

                  All things necessary have been done to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company and to make this Indenture a valid agreement of the Company, in accordance with their and its terms.


                             RECITALS OF THE TRUSTEE

                  The Trustee has agreed to act as trustee under this Indenture on the terms and conditions set forth herein.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                  ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION


SECTION 1.01.     DEFINITIONS.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein, and the terms "cash transaction" and "self-liquidating paper," as used in TIA Section 311, shall have the meanings assigned to them in the rules of the Commission adopted under the Trust Indenture Act;

                  (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

                  (d) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

                  (e) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  "Accredited Investor" shall mean an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act, other than an Institutional Accredited Investor.

                  "Acquired Indebtedness" means, with respect to any specified Person, (a) Indebtedness of any other Person existing at the time such other Person merged with or into or became a Restricted Subsidiary of such specified Person, including Indebtedness incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Restricted Subsidiary of such specified Person or (b) Indebtedness assumed in connection with acquisitions of properties or assets from such Person. Acquired Indebtedness shall be deemed to be incurred on the date the acquired Person becomes a Restricted Subsidiary or the date of the related acquisition of properties or assets from such Person.

                  "Act", when used with respect to any Holder, has the meaning specified in Section 1.04.

                  "Affiliate" means, with respect to any specified Person, (a) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person or (b) any executive officer or director of any such specified Person or other Person. For the purposes of this definition, "control," when used with respect to any specified Person, includes the power to vote 10% or more of any class of voting securities of such Person or to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Affiliate Transaction" has the meaning specified in Section 10.13.

                  "Agent Members" has the meaning specified in Section 3.11.

                  "amend" means amend, modify, supplement, restate or amend and restate, in whole or in part, including successively; and "amending" and "amended" have correlative meanings.

                  "Asset Sale" means any sale, issuance, conveyance, transfer, lease, assignment or other disposition to any Person other than the Company or any of its Subsidiaries (including, without limitation, by means of a Sale and Leaseback Transaction or a merger or consolidation) (collectively, for purposes of this definition, a "transfer"), directly or indirectly, in one transaction or a series of related transactions, of (a) any Capital Stock of any Restricted Subsidiary or (b) any other properties or assets of the Company or any of its Restricted Subsidiaries other than transfers of cash, Cash Equivalents, accounts receivable, inventory or other properties or assets in the ordinary course of business. For the purposes of this definition, the term "Asset Sale" shall not include any of the following: (i) any transaction that is governed by, and made in accordance with, the provisions described in Article Eight hereof or that constitutes a "Change of Control;" (ii) any Restricted Payment or Restricted Investment permitted under Section 10.11 hereof; (iii) sales of damaged, worn-out or obsolete equipment or assets that, in the Company's reasonable judgment, are either no longer used or useful in the business of the Company or its Subsidiaries; (iv) any disposition of defaulted receivables for collection;
(v) the granting of any Lien, or any foreclosure thereon, granted in compliance with the provisions described under Section 10.14 hereof; (vi) the conversion of any operating lease to which attaching machinery of the Company or any of its Restricted Subsidiaries is subject to, or the sale of any such attaching machinery pursuant to, a Capitalized Lease Obligation; and (vii) any transfers that, but for this clause (vii), would be Asset Sales, if after giving effect to such transfers, the aggregate Fair Market Value of the properties or assets transferred in such transaction or any such series of related transactions does not exceed $100,000.

                  "Asset Sale Purchase Date" has the meaning specified in
Section 10.15.

                  "Attributable Indebtedness" means, with respect to any particular lease under which any Person is at the time liable, whether or not accounted for as a Capitalized Lease Obligation, and at any date as of which the amount thereof is to be determined, the present value of the total net amount of rent required to be paid by such Person under the lease during the primary term thereof, without giving effect to any renewals at the option of the lessee, discounted from the respective due dates thereof to such date of determination at a rate per annum equal to the discount rate which would be applicable to a Capitalized Lease Obligation with a like term in accordance with GAAP. As used in the preceding sentence, the "net amount of rent" under any such lease for any such period shall mean the sum of rental and other payments required to be made with respect to such period by the lease thereunder, excluding any amounts required to be paid by such lessee on account of maintenance and repairs, insurance, taxes, assessments or similar charges. In the case of any lease that is terminable by the lessee upon payment of a penalty, such net amount of rent shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

                  "Bankruptcy or Insolvency Proceeding" means, with respect to the Company, (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding, relative to the Company or to its creditors, as such, or to its

Property, (b) any liquidation, dissolution, reorganization or winding up of the Company, whether voluntary or involuntary, partial or complete, and whether or not involving receivership, insolvency or bankruptcy, or (c) any assignment for the benefit of creditors of the Company, or any other marshalling of Property or liabilities of the Company.

                  "Basket" has the meaning set forth in Section 10.11.

                  "Board of Directors" of any Person means the Board of Directors of such Person (or comparable governing body) or any authorized committee thereof.

                  "Board Resolution" means a duly adopted resolution of the Board of Directors of the Company.

                  "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York and Wilmington, Delaware are authorized or obligated by law or executive order to close.

                  "Capital Stock" of any Person means any and all shares, rights to purchase, warrants or options (whether or not currently exercisable), participations or other equivalents of or interests in (however designated) the equity (including, without limitation, common stock, preferred stock and partnership interests) of such Person.

                  "Capitalized Lease Obligations" means, with respect to any Person, any obligation of that Person to pay lease payments, rent or other amounts under a lease of (or other similar agreement conveying the right to use) any property (whether real, personal or mixed) that is required to be classified and accounted for as a capital lease obligation under GAAP and, for purposes of this Indenture, the amount of that obligation at any date shall be the capitalized amount thereof at that date, as determined in accordance with GAAP.

                  "Cash Equivalents" means (i) marketable obligations with a maturity of 180 days or less issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof); (ii) demand and time deposits and certificates of deposit or acceptances with a maturity of 180 days or less of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $500 million; (iii) commercial paper maturing no more than 180 days from the date of creation thereof issued by a corporation that is not an Affiliate of the Company and is organized under the laws of any state of the United States or the District of Columbia and rated at least A-1 by S&P or at least P-1 by Moody's; (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any commercial bank meeting the specifications of clause (ii) above; and (v) investments in money market or other mutual funds substantially all of whose assets comprise securities of the types described in clauses (i) through (iv) above.

                  "Change of Control" means the occurrence of any of the following: (i) the consummation of any transaction the result of which is (x) if such transaction occurs prior to the first sale of Voting Stock of the Company pursuant to a registration statement under the Securities Act that results in at least 20% of the then outstanding Voting Stock of the Company having been sold to the public, that Permitted Holders beneficially own Voting Stock representing less than, directly or indirectly, 51% of the voting power of the Voting Stock of the Company, and (y) if such transaction occurs thereafter, that any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act) (other than Permitted Holders) is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of Voting Stock representing more than 35% of the voting power of the Voting Stock of the Company unless Permitted Holders beneficially own Voting Stock representing a greater percentage of the voting power of the Voting Stock of the Company, (ii) the Company consolidates with, or merges with or into, another person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of the assets of the Company and its Restricted Subsidiaries taken as a whole to any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company, as the case may be, is converted into or exchanged for cash, securities or other property, other than any such transaction where the outstanding Voting Stock of the Company, as the case may be, is converted into or exchanged for Voting Stock (other than Disqualified Stock) of the surviving or transferee corporation and the beneficial owners of the Voting Stock of the Company immediately prior to such transaction own, directly or indirectly, Voting Stock representing not less than a majority of the voting power of the Voting Stock of the surviving or transferee corporation immediately after such transaction, (iii) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Company was approved by either (i) a vote of two-thirds of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved or (ii) a Permitted Holder) cease for any reason to constitute a majority of the Board of Directors of the Company then in office, or (iv) the approval by the holders of Capital Stock of the Company of any plan or proposal for liquidation or dissolution of the Company.

                  "Change of Control Offer" has the meaning specified in Section 10.19.

                  "Change of Control Purchase Date" has the meaning specified in
Section 10.19.

                  "Change of Control Purchase Price" has the meaning specified in Section 10.19.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and the rulings issued thereunder. Section references to the Code are to the Code as in effect at the date of this Agreement and to any subsequent provisions of the Code amendatory thereof, supplemental thereto or substituted therefor.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "common stock" means, with respect to any Person, any and all shares, interests, participations and other equivalents (however designated, whether voting or non-voting) of such

Person's common stock, whether now outstanding or issued after the date of this Indenture, and includes, without limitation, all series and classes of such common stock.

                  "Company" means the Person named as the "Company" in the first paragraph of this Indenture, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman, its President, any Vice President, its Treasurer or an Assistant Treasurer, and delivered to the Trustee.

                  "Consolidated Amortization Expense" of any Person for any period means the amortization expense of such Person and its Restricted Subsidiaries for such period (to the extent included in the computation of Consolidated Net Income of such Person), determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Depreciation Expense" of any Person for any period means the depreciation expense of such Person and its Restricted Subsidiaries for such period (to the extent included in the computation of Consolidated Net Income of such Person), determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Fixed Charge Coverage Ratio" of any Person means, with respect to any determination date, the ratio of (x) EBITDA for such Person's four full fiscal quarters immediately preceding the determination date for which financial statements are available to (y) the aggregate Fixed Charges of such Person for such four fiscal quarters. In making such computations, (i) EBITDA and Fixed Charges shall be calculated on a pro forma basis assuming that
(A) the Indebtedness to be incurred or the Disqualified Stock to be issued (and all other Indebtedness incurred or Disqualified Stock issued after the first day of such period of four full fiscal quarters referred to in Section 10.09 hereof through and including the date of determination), and (if applicable) the application of the net proceeds therefrom (and from any other such Indebtedness or Disqualified Stock), including the refinancing of other Indebtedness, had been incurred on the first day of such four quarter period and, in the case of Acquired Indebtedness, on the assumption that the related transaction (whether by means of purchase, merger or otherwise) also had occurred on such date with the appropriate adjustments with respect to such acquisition being included in such pro forma calculation and (B) any acquisition or disposition by the Company or any Restricted Subsidiary of any properties or assets outside the ordinary course of business or any repayment of any principal amount of any Indebtedness of the Company or any Restricted Subsidiary, in either case since the first day of such period of four full fiscal quarters through and including the date of determination, had been consummated on such first day of such four quarter period; (ii) the Fixed Charges attributable to interest on any Indebtedness required to be computed on a pro forma basis in accordance with Section 10.09 hereof and (A) bearing a floating interest rate shall be computed as if the rate in effect on the date of computation had been the applicable rate for the entire period and (B) which was not outstanding during the period for which the computation is being made but which bears, at the option of the Company, a fixed or floating rate of interest, shall be computed by applying, at the option of the Company, either the fixed or floating rate; (iii) the Fixed Charges attributable to interest on any Indebtedness under a revolving credit facility required to be computed on a pro forma basis in accordance with Section 10.09 hereof shall be computed based upon the average daily balance of such Indebtedness during the applicable period, provided that such average daily balance shall be reduced by the amount of any repayment of Indebtedness under a revolving credit facility during the applicable period, which repayment permanently reduced the commitments or amounts available to be reborrowed under such facility; (iv) notwithstanding the foregoing clauses (ii) and (iii), interest on Indebtedness determined on a fluctuating basis, to the extent such interest is covered by agreements relating to Hedging Obligations, shall be deemed to have accrued at the rate per annum resulting after giving effect to the operation of such agreements; and (v) if after the first day of the applicable four-quarter period the Company has permanently retired any Indebtedness out of the net proceeds of the issuance and sale of shares of Capital Stock (other than Disqualified Stock) of the Company within 30 days of such issuance and sale, Fixed Charges shall be calculated on a pro forma basis as if such Indebtedness had been retired on the first day of such period.

                  "Consolidated Income Tax Expense" means, for any period, the provision for federal, state, local and foreign income taxes (including state franchise taxes accounted for as income taxes in accordance with GAAP) of the Company and the Restricted Subsidiaries for the period as determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Interest Expense" means, without duplication, with respect to any Person for any period, the sum of the interest expense on all Indebtedness of such Person and its Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP and including, without limitation, (i) imputed interest on Capitalized Lease Obligations, (ii) commissions, discounts and other fees and charges owed with respect to letters of credit securing financial obligations and bankers' acceptance financing,
(iii) the net costs associated with Hedging Obligations, (iv) amortization of financing fees and expenses other than with respect to financing fees and expenses paid on or prior to the Issue Date, (v) the interest portion of any deferred payment obligations, (vi) amortization of debt discount or premium, if any, (vii) all other non-cash interest expense, (viii) capitalized interest,
(ix) all interest payable with respect to discontinued operations, and (x) all interest on any Indebtedness of any other Person guaranteed by such Person or any of its Restricted Subsidiaries.

                  "Consolidated Net Income" of any Person for any period means the net income (or loss) of such Person and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from such net income (to the extent otherwise included therein), without duplication: (i) the net income (or loss) of any Person (other than a Restricted Subsidiary of the referent Person) in which any Person other than the referent Person has an ownership interest, except to the extent that any such income has actually been received by the referent Person or any of its Restricted Subsidiaries in the form of cash dividends during such period (subject in the case of a dividend or distribution paid to a Restricted Subsidiary, to the limitation in clause (iii) below); (ii) except to the extent includible in the consolidated net income of the referent Person pursuant to the foregoing clause (i), the net income (or loss) of any Person that accrued prior to the date that (a) such Person becomes a Restricted Subsidiary of the referent Person or is merged into or consolidated with the referent Person or any of its Restricted Subsidiaries or (b) the assets of such Person are acquired by the referent Person or any of its Restricted Subsidiaries; (iii) the net income of any Restricted Subsidiary of the referent Person during such period to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary of that income is not permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary during such period; (iv) any gain (or loss), together with any related provisions for taxes on any such gain (or loss), realized during such period by the referent Person or any of its Restricted Subsidiaries upon (a) the acquisition of any securities, or the extinguishment of any Indebtedness, of the referent Person or any of its Restricted Subsidiaries or (b) any Asset Sale by the referent Person or any of its Restricted Subsidiaries; (v) any extraordinary gain (or loss), together with any related provision for taxes on any such extraordinary gain (or loss), realized by the referent Person or any of its Restricted Subsidiaries;
(vi) in the case of a successor to such Person by consolidation, merger or transfer of its assets, any earnings of the successor prior to such merger, consolidation or transfer of assets; and (vii) non-cash gains and losses due solely to fluctuations in currency values; and provided, further, that subject to clause (iii) above, any gain referred to in clauses (iv) and (v) above that relates to a Restricted Investment and that is received in cash by the referent Person or one of its Restricted Subsidiaries during such period shall be included in the consolidated net income of the referent Person.

                  "Consolidated Net Worth" means, with respect to any Person as of any date, the sum of (i) the consolidated equity of the common stockholders of such Person and its consolidated Restricted Subsidiaries as of such date plus
(ii) the respective amounts reported on such Person's balance sheet as of such date with respect to any series of preferred stock (other than Disqualified Stock), less all write-ups (other than write-ups resulting from foreign currency translations and write-ups of tangible assets of a going concern business made within 12 months after the acquisition of such business) subsequent to the Issue Date in the book value of any asset owned by such Person or a Restricted Subsidiary of such Person.

                  "Corporate Trust Office" means the principal corporate trust office of the Trustee, at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Indenture is located at 1100 North Market Street, Rodney Square North, Wilmington, DE 19890, Attn: Corporate Trust Division.

                  "corporation" includes corporations, associations, companies and business trusts.

                  "covenant defeasance" has the meaning specified in Section 13.03.

                  "Credit Agreement" means the Second Amended and Restated Credit Agreement, dated as of August 3, 2001, by and among the Company, certain Subsidiaries of the Company party thereto as guarantors, the financial institutions and other Persons party to the Credit Agreement from time to time as banks thereunder, and Credit Agricole Indosuez, as issuing bank, administrative agent and collateral agent, as the same may be amended or refinanced from time to time (whether or not with the same agents, banks, lenders, letter of credit issuers, trustees or holders), and irrespective of any changes in the terms thereof, including, without limitation, (a) extending the maturity of any Indebtedness thereunder, (b) adding or deleting borrowers or guarantors thereunder, and (c) increasing the amount of Indebtedness incurred or available thereunder.

                  "Currency Agreements" means any spot or forward foreign exchange agreements and currency swap, currency option or other similar financial agreements or arrangements entered into by the Company or any of its Restricted Subsidiaries in the ordinary course of business and designed to protect against or manage exposure to fluctuations in foreign currency exchange rates.

                  "Default" means any event, act or condition that after notice or the passage of time or both would be an Event of Default.

                  "Defaulted Interest" has the meaning specified in Section
3.07.

                  "defeasance" has the meaning specified in Section 13.02.

                  "Depositary" means The Depository Trust Company, its nominees and successors or any replacement thereof.

                  "Disinterested Director means, with respect to any transaction or series of transactions in respect of which a Board Resolution is required under the Indenture, a member of the Board of Directors of the Company who does not have any material direct or indirect financial interest (other than an interest arising solely from the beneficial ownership of Capital Stock of the Company) in or with respect to such transaction or series of transactions.

                  "Disqualified Stock" means any Capital Stock of such Person that, by its terms, by the terms of any agreement related thereto or by the terms of any security into which it is convertible, puttable or exchangeable, is, or upon the happening of any event or the passage of time would be, required to be redeemed or repurchased by such Person or any of its Restricted Subsidiaries, whether or not at the option of the holder thereof, or matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, in whole or in part, on or prior to the stated final maturity of the Securities; provided, however, that (i) any class of Capital Stock of such Person that, by its terms, authorizes such Person to satisfy in full its obligations with respect to the payment of dividends or upon maturity, redemption (pursuant to a sinking fund or otherwise) or repurchase thereof or otherwise by the delivery of Qualified Stock, and that is not convertible, puttable or exchangeable for Disqualified Stock or Indebtedness, shall not be deemed to be Disqualified Stock so long as such Person satisfies its obligations with respect thereto solely by the delivery of Qualified Stock and (ii) any Capital Stock that would constitute Disqualified Stock solely because the holders thereof (or of any security into which it is convertible or for which it is exchangeable) have the right to require the issuer to repurchase such Capital Stock (or such security into which it is exchangeable) upon the occurrence of an Asset Sale or a Change of Control shall not constitute Disqualified Stock if such Capital Stock (and all such securities into which it is convertible or for which it is exchangeable) provides that the issuer thereof will not repurchase or redeem any such Capital Stock (or any such security into which it is convertible or for which it is exchangeable) pursuant to such provisions prior to compliance by the Company with the provisions of Section 10.15 hereof or Section 10.19 hereof and purchase of any Securities properly tendered pursuant to an offer to purchase required thereunder and not withdrawn.

                  "EBITDA" means, with respect to any Person for any period, without duplication, the sum of the amounts for such period of (i) Consolidated Net Income, (ii) Consolidated Income Tax Expense, (iii) Consolidated Amortization Expense, (iv) Consolidated Depreciation Expense, (v) Fixed Charges,
(vi) prepayment or make-whole payments incurred in connection with the repayment of Indebtedness on the Issue Date, and (vii) all other non-cash items reducing Consolidated Net Income (excluding any such non-cash charge that results in an accrual of a reserve for cash charges in any future period) of such Person and its Restricted Subsidiaries, in each case determined on a consolidated basis in accordance with GAAP (provided, however, that the amounts set forth in clauses
(ii) through (vii) shall be included without duplication and only to the extent such amounts actually reduced Consolidated Net Income), less the aggregate amount of all non-cash items, determined on a consolidated basis, to the extent such items increase Consolidated Net Income.

                  "Enforcement Action" shall mean (a) the acceleration of all or any portion of the Subordinated Debt, (b) accepting any offer by the Company to make any Payment or Distribution on Account of Subordinated Debt (including any such offer made by the Company pursuant to Section 10.15(c) or Section 10.19 hereof), other than an offer to make a payment permitted by Section 12.04 hereof, (c) demanding any Payment or Distribution on Account of Subordinated Debt other than a payment permitted by Section 12.04 hereof, (d) participation in the commencement of any Bankruptcy or Insolvency Proceeding with respect to the Company or (e) the enforcement and/or exercise of any other rights, remedies or claims of any Holder against the Company, whether under the Subordinated Debt Documents or otherwise, and whether by action at law, suit in equity, action for rescission, arbitration proceedings or otherwise.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA as in effect at the date of this Agreement and to any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

                  "Event of Default" has the meaning specified in Section 5.01.

                  "Excess Proceeds" has the meaning specified in Section 10.15.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Exchange Agreement" means that Exchange Agreement among the Company, Holdings, the Saratoga Entities and the noteholders named in Exhibit A thereto.

                  "Extension of Credit" means any loan, letter of credit or other extension of credit of any kind or character.

                  "Fair Market Value" means, with respect to any asset or property, the sale value that would be obtained in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy; provided, however, that if such value exceeds $1.0 million, such determination shall be made in good faith by the Board of Directors of the Company, whose determination shall be conclusive.

                  "Federal Bankruptcy Code" means the Bankruptcy Act of Title 11 of the United States Code, as amended from time to time).

                  "Fixed Charges" means, with respect to any Person for any period, the sum of (a) the Consolidated Interest Expense of such Person and its Restricted Subsidiaries for such period, and (b) the product of (i) all cash dividend payments (and non-cash dividend payments in the case of a Person that is a Restricted Subsidiary) on any series of preferred stock of such Person or a Restricted Subsidiary of such Person, times (ii) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local statutory tax rate of such Person, expressed as a decimal, in each case, on a consolidated basis and in accordance with GAAP.

                  "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, as in effect on the Issue Date.

                  "Global Securities" has the meaning set forth in Section 2.01.

                  "Greenwich Entities" means, collectively, GSC Recovery II, L.P., GSCP Recovery (U.S.) L.L.C., Unione Italiana (U.K.) Reinsurance Company Limited and Greenwich Street Capital Partners II, L.P.

                  "Greenwich Management Services Agreement" means the GSCP Management Services and Financial Advisory Agreement, dated as of August 3, 2001, entered into between GSCP (NJ), L.P. and the Company.

                  "guarantee" means, as applied to any obligation, (i) a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner, of any part or all of such obligation and (ii) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of all or any part of such obligation, including, without limiting the foregoing, the payment of amounts drawn down under letters of credit. When used as a verb, "guarantee" has a corresponding meaning.

                  "Hedging Obligations" of any person means the obligations of such person pursuant to any Interest Rate Agreement or Currency Agreement.

                  "Holder" means a Person in whose name a Security is registered in the Security Register.

                  "Holdings" means Scovill Holdings Inc., a Delaware corporation.

                  "incur" means, with respect to any Indebtedness or obligation, incur, create, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to such Indebtedness or obligation. Neither the accrual of interest nor the accretion of accreted value shall be deemed to be an incurrence.

                  "Indebtedness" of any Person at any date means, without duplication: (i) all liabilities, contingent or otherwise, of such Person for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof); (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;
(iii) all obligations of such Person in respect of letters of credit or other similar instruments (or reimbursement obligations with respect thereto); (iv) all obligations of such Person to pay the deferred and unpaid purchase price of property or services, except trade payables and accrued expenses incurred by such Person in the ordinary course of business in connection with obtaining goods, materials or services; (v) the maximum fixed repurchase price of all Disqualified Stock of such Person; (vi) all Capitalized Lease Obligations of such Person; (vii) all Indebtedness of others secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; (viii) all Indebtedness of others guaranteed by such Person to the extent of such guarantee; provided that Indebtedness of the Company or its Restricted Subsidiaries that is guaranteed by the Company or the Company's Restricted Subsidiaries shall only be counted once in the calculation of the amount of Indebtedness of the Company and its Restricted Subsidiaries on a consolidated basis; and (ix) to the extent not otherwise included in this definition, obligations under Hedging Obligations not entered into solely for the purpose of protecting the Company or its Restricted Subsidiaries against fluctuations in foreign currency exchange rates or interest rates on or in connection with indebtedness of the Company or any of its Restricted Subsidiaries then outstanding. The amount of Indebtedness of any Person at any date shall be, without duplication, the outstanding balance at such date of all unconditional obligations as described above, the maximum liability of such Person for any such contingent obligations at such date and, in the case of clause (vii), the lesser of (A) the Fair Market Value of any asset subject to a Lien securing the Indebtedness of others on the date that the Lien attaches and (B) the amount of the Indebtedness secured. For purposes of the preceding sentence, the "maximum fixed repurchase price" of any Disqualified Stock that does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Stock as if such Disqualified Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to the Indenture, and if such price is based upon, or measured by, the fair market value of such Disqualified Stock (or any equity security for which it may be exchanged or converted), such fair market value shall be determined in good faith by the Board of Directors of such Person, which determination shall be evidenced by a Board Resolution.

                  "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

                  "Independent Financial Advisor" means an accounting, appraisal or investment banking firm of nationally recognized standing that is disinterested and independent with respect to the Company and its Affiliates and, in the reasonable judgment of the Company's Board of Directors, is qualified to perform the task for which it has been engaged.

                  "Institutional Accredited Investor" means an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act or an entity in which all of the equity owners are institutional accredited investors within the meaning of Rule 501(a) under the Securities Act.

                  "Instrument" means any letter of credit, contract, agreement, indenture, mortgage or other document or writing under which any obligation is evidenced, assumed or undertaken, or any right to any Lien is granted or perfected.

                  "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

                  "Interest Rate Agreements" means any interest rate protection agreements and other types of interest rate hedging agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements) designed to protect against or manage exposure to fluctuations in interest rates.

                  "Investments" means, with respect to any Person, any direct or indirect advance, loan, guarantee of Indebtedness or other extension of credit or capital contribution to (by means of any transfer of cash or other property or assets to others or any payment for property, assets or services for the account or use of others), or any purchase or acquisition by such Person of any Capital Stock, bonds, notes, debentures or other securities (including derivatives) or evidences of Indebtedness issued by, any other Person. In addition, the Fair Market Value of the net assets of any Restricted Subsidiary at the time that such Restricted Subsidiary is designated an Unrestricted Subsidiary shall be deemed to be an "Investment" made by the Company in such Unrestricted Subsidiary at such time. "Investments" shall exclude (a) extensions of trade credit or other advances to customers on commercially reasonable terms in accordance with normal trade practices or otherwise in the ordinary course of business, (b) Hedging Obligations, but only to the extent that the same constitute Permitted Indebtedness and (c) endorsements of negotiable instruments and documents in the ordinary course of business.

                  "Issue Date" means August 3, 2001, the date the Securities are initially issued.

                  "Lien" means any mortgage, charge, pledge, lien (statutory or other), security interest, hypothecation, assignment for security, claim or similar type of encumbrance (including, without limitation, any agreement to give or grant any lease, conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing) upon or with respect to any property of any kind. A Person will be deemed to own subject to a Lien any property that the Person has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement.

                  "Management Fees" means the fees, costs and expenses payable by the Company pursuant to (a) Section 7.3 of the Exchange Agreement, (b) the Greenwich Management Services Agreement and (c) the Saratoga Management Services Agreement.

                  "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption or otherwise.

                  "Moody's" means Moody's Investors Service, Inc. and its successors.

                  "Net Available Proceeds" means, with respect to any Asset Sale, the proceeds thereof in the form of cash or Cash Equivalents including payments in respect of deferred payment obligations when received in the form of cash or Cash Equivalents (except to the extent that such obligations are financed by or sold with recourse to the Company or any Subsidiary), net of (i) brokerage commissions and other fees and expenses (including fees and expenses of legal counsel, accountants and investment banks) related to such Asset Sale,
(ii) provisions for all taxes payable as a result of such Asset Sale (after taking into account any available tax credits or deductions and any tax sharing arrangements), (iii) amounts required to be paid to any Person (other than the Company or any Subsidiary) owning a beneficial interest in the properties or assets subject to the Asset Sale or having a Lien thereon and (iv) appropriate amounts to be provided by the Company or any Subsidiary, as the case may be, as a reserve required in accordance with GAAP against any liabilities associated with such Asset Sale and retained by the Company or any Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pensions and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as reflected in an Officers' Certificate delivered to the Trustee; provided, however, that any amounts remaining after adjustments, revaluations or liquidations of such reserves shall constitute Net Available Proceeds.

                  "Net Proceeds Deficiency" has the meaning specified in Section 10.15.

                  "Net Proceeds Offer" has the meaning specified in Section
10.15.

                  "Non-Recourse Purchase Money Indebtedness" means Indebtedness of the Company or any of its Restricted Subsidiaries incurred (a) to finance the purchase of any assets of the Company or any of its Restricted Subsidiaries within 90 days of such purchase, (b) to the extent the amount of Indebtedness thereunder does not exceed 100% of the purchase cost of such assets, (c) to the extent the purchase cost of such assets is or should be included in "additions to property, plant and equipment" in accordance with GAAP, (d) to the extent that such Indebtedness is non-recourse to the Company or any of its Restricted Subsidiaries or any of their respective assets other than the assets so purchased, and (e) to the extent the purchase of such assets is not part of an acquisition of any Person. Indebtedness will not be deemed recourse because there is recourse to the borrower, any guarantor or any other Person for (x) environmental warranties and indemnities, or (y) indemnities for and liabilities arising from fraud, misrepresentation, misapplication or non-payment of rents, profits, insurance and condemnation proceeds and other sums actually received by the borrower from secured assets to be paid to the lender, waste and mechanics' liens.

                  "Non-U.S. Person" means a person who is not a U.S. person as defined in Regulation S under the Securities Act.

                  "obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

                  "Offered Price" has the meaning specified in Section 10.15.

                  "Officer" means, with respect to the Company, the Chairman, the President, a Vice President, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary.

                  "Officer's Certificate" means a certificate signed by the Chairman, the President, a Vice President, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

                  "Officers' Certificate" means a certificate signed by the Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

                  "Offshore Global Securities" has the meaning set forth in
Section 2.01.

                  "Offshore Physical Securities" has the meaning set forth in
Section 2.01.

                  "Offshore Securities Exchange Date" has the meaning set forth in Section 2.01.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, including an employee of the Company, and who shall be acceptable to the Trustee.

                  "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (iii) Securities, except to the extent provided in Sections
         13.02 and 13.03, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article Thirteen; and

                  (iv) Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, consent, notice, waiver or other action hereunder as of any date, Securities owned by the Company or any other obligor upon the Securities shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities. Securities owned by Affiliates of the Company or of any other obligor upon the Securities shall be regarded and deemed to be Outstanding.

                  "Paying Agent" means any Person (including the Company acting as Paying Agent) authorized by the Company to pay the principal of (and premium) or interest on any Securities on behalf of the Company.

                  "Payment Amount" has the meaning specified in Section 10.15.

                  "payment in full" and "paid in full" mean, in relation to Senior Debt, payment in full in cash and termination of all commitments under Senior Debt Documents to make any Extension of Credit.

                  "Payment or Distribution on Account of Subordinated Debt" means any payment, distribution or other transfer of any assets of the Company (or any other payment, distribution or other transfer on behalf of or for the account of the Company from any source) of any kind or character, whether direct or indirect, by set-off or otherwise, whether in cash, Securities or other Property or any combination thereof, and whether voluntary or involuntary, on account of any Subordinated Debt, or on account of any prepayment, redemption, repurchase, retirement or other acquisition for value of any Subordinated Debt.

                  "Payment Restriction", with respect to a Subsidiary of any Person, means any encumbrance, restriction or limitation, whether by operation of the terms of its charter or by reason of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation, on the ability of (i) such Subsidiary to (a) pay dividends or make other distributions on its Capital Stock or make payments on any obligation, liability or Indebtedness owed to such Person or any other Subsidiary of such Person, (b) make loans or advances to such Person or any other Subsidiary of such Person or (c) transfer any of its properties or assets to such Person or any other Subsidiary of such Person or
(ii) such Person or any other Subsidiary of such Person to receive or retain any such dividends, distributions or payments, loans or advances or transfer of properties or assets.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

                  "Permanent Offshore Global Securities" has the meaning set forth in Section 2.01.

                  "Permitted ERISA Lien" shall mean a Lien arising under Section 302 of ERISA and Section 412 of the Code as a result of the failure of the Borrower to make the contributions required by said Sections in an aggregate amount not in excess of $2,650,000 at any time prior to

August 15, 2001, $1,973,000 at any time from August 16, 2001 to September 15, 2001 and $1,300,000 at any time thereafter; provided that such Lien shall not have been perfected nor shall the PBGC have taken any steps to perfect such Lien.

                  "Permitted Holders" means (i) any of the Greenwich Entities and (ii) Permitted Transferees of the foregoing.

                  "Permitted Indebtedness" means any of the following:

                  (i) Indebtedness under the Credit Agreement;

                  (ii) Indebtedness under the Senior Notes and the Senior Notes Indenture;

                  (iii) Indebtedness under the Securities and this Indenture;

                  (iv) all of the Indebtedness of the Company and its Restricted Subsidiaries not otherwise referred to in this definition that is outstanding on the Issue Date;

                  (v) Indebtedness under Interest Rate Agreements, provided that
         (1) such Interest Rate Agreements are related to payment obligations on Permitted Indebtedness or Indebtedness otherwise permitted by the Consolidated Fixed Charge Coverage Ratio test set forth in Section
         10.09 hereof, and (2) the notional principal amount of such Interest Rate Agreements does not exceed the principal amount of such Indebtedness to which such Hedging Obligations relate;

                  (vi) Indebtedness under Currency Hedge Agreements, provided that (a) such Currency Agreements are related to payment obligations on Permitted Indebtedness or Indebtedness otherwise permitted by the Consolidated Fixed Charge Coverage Ratio test set forth in Section
         10.09 hereof or to the foreign currency cash flows reasonably expected to be generated or required by the Company and the Restricted Subsidiaries, (b) the notional principal amount of the Currency Agreements does not exceed the principal amount of that Indebtedness and the amount of those foreign currency cash flows to which such Currency Agreements relate and (c) such Currency Agreements are entered into for the purpose of limiting currency exchange rate risks in connection with Indebtedness permitted to be incurred under this Indenture or transactions entered into in the ordinary course of business;

                  (vii) Indebtedness of the Company to a Restricted Subsidiary and Indebtedness of any Restricted Subsidiary to the Company or to a Restricted Subsidiary; provided, however, that upon either (1) any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or (2) the transfer or other disposition of any such Indebtedness (except to the Company or a Restricted Subsidiary), the provisions of this clause
         (vii) shall no longer be applicable to such Indebtedness and such Indebtedness shall be deemed, in each case, to be incurred and shall be treated as an incurrence for purposes of the Consolidated Fixed Charge Coverage Ratio test set forth in Section 10.09 at the time the Restricted Subsidiary in question ceased to be a Restricted Subsidiary or the time such transfer or other disposition occurred;

                  (viii) Indebtedness in respect of bid, performance or surety bonds issued for the account of the Company in the ordinary course of business, including guarantees or obligations of the Company with respect to letters of credit supporting such bid, performance or surety obligations (in each case other than for an obligation for money borrowed);

                  (ix) Indebtedness in respect of Non-Recourse Purchase Money Indebtedness incurred by the Company or any Restricted Subsidiary;

                  (x) Refinancing Indebtedness;

                  (xi) Indebtedness of Restricted Subsidiaries in an aggregate principal amount not to exceed $5 million at any time outstanding;

                  (xii) Indebtedness incurred to finance the acquisition of (1) any Person principally engaged in the business of the Company and its Restricted Subsidiaries as conducted on the Issue Date or any business reasonably related thereto that becomes a Restricted Subsidiary or (2) any Related Assets that constitute a line of business, company or other business entity, in an aggregate principal amount not to exceed $21.0 million at any time outstanding provided that such Person or Related Assets, after giving pro forma effect to such Indebtedness as if it had been incurred by such Person or Related Assets would have had a Fixed Charge Coverage Ratio of 2.0 to 1; provided that pro forma effect, to the extent permitted by Regulation S-X, pursuant to the Securities Act, may be given to cost savings and expense reductions in connection with such acquisition;

                  (xiii) other Indebtedness in an aggregate principal amount not to exceed $2 million at any time outstanding; and

                  (xiv) the Management Fees.

                  "Permitted Investments" means any of the following:

                  (i) Investments in Cash Equivalents;

                  (ii) Investments in the Company or any of its Restricted Subsidiaries;

                  (iii) Investments by the Company or any of its Restricted Subsidiaries in another Person, if as a result of such Investment (A) such other Person becomes a Restricted Subsidiary or (B) such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all of its properties and assets to, the Company or a Restricted Subsidiary;

                  (iv) Investments permitted under Section 10.15 hereof;

                  (v) Investments made in the ordinary course of business in prepaid expenses, lease, utility, workers' compensation, performance and other similar deposits;

                  (vi) Investments received upon foreclosure, perfection or enforcement of any Lien granted by, in the course of good faith settlement of claims against, or by reason of a composition or readjustment of debt or a reorganization of, any debtor of the Company or any of its Subsidiaries;

                  (vii) (endorsements for collection or deposit in the ordinary course of business of bank drafts and similar negotiable instruments received as payment for ordinary course of business trade receivables;

                  (viii) Hedging Obligations permitted under clause (a) under
         Section 10.09 hereof;

                  (ix) loans or advances to employees or directors of the Company or any Restricted Subsidiary in the ordinary course of business;

                  (x) guarantees of Indebtedness or other obligations of the Company or any Restricted Subsidiary, which guarantees are permitted to be incurred under this Indenture;

                  (xi) any Investment (x) to the extent that the consideration therefor consists of Qualified Stock or (y) out of the proceeds of a substantially concurrent issuance and sale (other than to a Restricted Subsidiary of the Company) of Qualified Stock (provided that such issuance and sale shall not increase the Basket); and

                  (xii) Investments in an aggregate amount not to exceed $5.0 million at any time outstanding.

                  "Permitted Liens" means:

                  (i) Liens for taxes, assessments or governmental charges or claims that either (a) are not yet delinquent or (b) are being contested in good faith by appropriate proceedings and as to which appropriate reserves or other provisions have been made in accordance with GAAP;

                  (ii) statutory and common law Liens of landlords and carriers, warehousemen, mechanics, suppliers, materialmen, repairmen or other similar Liens arising in the ordinary course of business and with respect to amounts that either (a) are not yet delinquent or (b) are being contested in good faith by appropriate proceedings and as to which appropriate reserves or other provisions have been made in accordance with GAAP;

                  (iii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security;

                  (iv) Liens incurred or deposits made to secure the performance of tenders, bids, leases, statutory obligations, surety and appeal bonds, progress payments, government contracts, performance and return-of-money bonds and other obligations of a similar nature (exclusive of obligations for the payment of borrowed money), in each case, incurred in the ordinary course of business;

                  (v) easements, rights-of-way, municipal and zoning ordinances, restrictions and other similar charges or encumbrances that do not materially interfere with the ordinary conduct of the business of the Company or any of its Restricted Subsidiaries;

                  (vi) leases or subleases granted to others that do not materially interfere with the ordinary conduct of the business of the Company or any of its Restricted Subsidiaries and do not materially affect the value of the property thereto;

                  (vii) Liens securing Refinancing Indebtedness to the extent incurred to refinance Indebtedness that is secured by Liens and outstanding as of the Issue Date, provided that such Refinancing Indebtedness shall be secured solely by the assets (including improvements thereon) securing the outstanding Indebtedness being refinanced;

                  (viii) Liens securing Indebtedness between the Company and its Restricted Subsidiaries or between or among such Restricted Subsidiaries;

                  (ix) Liens existing as of the Issue Date to the extent and in the manner such Liens are in effect on the Issue Date;

                  (x) Liens securing Indebtedness and other obligations under the Credit Agreement;

                  (xi) Liens arising from the rendering of a final judgment or order against the Company or any Restricted Subsidiary that does not give rise to an Event of Default;

                  (xii) Liens securing reimbursement obligations with respect to letters of credit that encumber documents and other property relating to such letters of credit and the products and proceeds thereof;

                  (xiii) Liens securing Indebtedness permitted to be incurred pursuant to clauses (xi) and (xii) of the definition of Permitted Indebtedness;

                  (xiv) Liens securing Hedging Obligations entered into with lenders under the Credit Agreement;

                  (xv) Liens in favor of the Company or a Restricted Subsidiary;

                  (xvi) Liens securing Purchase Money Indebtedness; provided, that such Liens extend only to the property being acquired and improvements thereon and such Lien is created within 90 days of the purchase of such property;

                  (xvii) Liens securing Acquired Indebtedness permitted to be incurred under the Indenture, provided that such Liens (x) are not incurred in connection with, or in contemplation of, the acquisition of the property or assets acquired and (y) do not extend to or cover any property or assets of the Company or any of its Restricted Subsidiaries other than the property or assets so acquired and any improvements on such property or assets;

                  (xviii) Liens securing obligations under this Indenture or the Securities;

                  (xix) Liens on property of a Person existing at the time such Person is acquired or merged with or into or consolidated with the Company or any Restricted Subsidiary (and not created in anticipation or contemplation thereof);

                  (xx) Liens to secure Indebtedness incurred to refinance, in whole or in part, any Indebtedness secured by Liens referred to in the foregoing clauses (xv) - (xix), provided that in each of clauses (xvi),
         (xvii) and (xix) such Liens do not extend to any additional property or assets (other than improvements thereon); and

                  (xxi) the Permitted ERISA Lien.

                  "Permitted Transferees" means, with respect to any Person, (x) in the case of any Person that is a natural person, (i) such individual's spouse, estate, lineal descendants, heirs, executors, legal representatives, administrators, (ii) any trust for the benefit of any of the foregoing, and (y) in the case of any Person that is not a natural person, any Affiliate of such Person.

                  "Person" means any individual, corporation, limited liability company, partnership, joint venture, incorporated or unincorporated association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof or other entity of any kind.

                  "Physical Securities" has the meaning set forth in Section
2.01.

                  "Plan of Liquidation" with respect to any Person, means a plan that provides for, contemplates or the effectuation of which is preceded or accompanied by (whether or not substantially contemporaneously, in phases or otherwise): (i) the sale, lease, conveyance or other disposition of all or substantially all of the assets of such Person otherwise than as an entirety or substantially as an entirety; and (ii) the distribution of all or substantially all of the proceeds of such sale, lease, conveyance or other disposition and all or substantially all of the remaining assets of such Person to holders of Capital Stock of such Person.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for a mutilated security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

                  "Private Placement Legend" has the meaning set forth in
Section 2.02.

                  "Property" means any interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible, including proceeds or products thereof.

                  "Public Equity Offering" means an offer and sale of Qualified Stock of the Company for cash pursuant to a registration statement that has been declared effective by the Commission pursuant to the Securities Act (other than a registration statement on Form S-8 or otherwise relating to equity securities issuable under any employee benefit plan); provided that any net proceeds to Parent are contributed in cash to the common equity of the Company.

                  "Purchase Money Indebtedness" means Indebtedness incurred for the purpose of financing all or any part of the purchase price, or the cost of construction, of any property, plant or equipment to be used in the business of the Company and the Restricted Subsidiaries, provided that such Indebtedness shall not exceed 100% of the lower of cost or Fair Market Value (at the time of incurrence) of the property, plant or equipment so purchased or constructed.

                  "QIB" means a "Qualified Institutional Buyer" within the meaning of Rule 144A under the Securities Act.

                  "Qualified Stock" of any Person means any and all Capital Stock of such Person other than Disqualified Stock.

                  "redeem" means redeem, repurchase, defease or otherwise acquire or retire for value; and "redemption" and "redeemed" have correlative meanings.

                  "Redemption Date", when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "refinance" means refinance, renew, extend, replace, defease or refund, in whole or in part, including successively; and "refinancing" and "refinanced" have correlative meanings.

                  "Refinancing Indebtedness" means Indebtedness of the Company or a Restricted Subsidiary of the Company issued in exchange for, or the proceeds from the issuance and sale or disbursement of which are used substantially concurrently to refinance or constituting an amendment of, any Indebtedness pursuant to clauses (ii) and (iii) of the definition of Permitted Indebtedness of the Company or any of its Restricted Subsidiaries or any Indebtedness incurred pursuant to the Fixed Charge Coverage Ratio test set forth in Section 10.09 hereof in a principal amount not in excess of (a) the principal amount of the Indebtedness so refinanced plus (b) the lesser of the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the Indebtedness refinanced and the amount of any premium reasonably determined by the issuer of such Indebtedness as necessary to accomplish such refinancing by means of a tender offer, exchange offer or privately negotiated repurchase plus (c) the expenses of such issuer reasonably incurred in connection therewith (or, if such Refinancing Indebtedness refinances Indebtedness under a revolving credit facility or other agreement providing a commitment for subsequent borrowings, with a maximum commitment not to exceed the maximum commitment under such revolving credit facility or other agreement); provided that, (i) the Refinancing Indebtedness is the obligation of the same Person; (ii) in the case of any refinancing of Indebtedness (including the Securities) that is pari passu with or subordinated in right of payment to the Securities, then such Refinancing Indebtedness is pari passu with or subordinated in right of payment to the Securities at least to the same extent as the Indebtedness being refinanced; (iii) the Refinancing Indebtedness is scheduled to mature either (a) no earlier than the Indebtedness being refinanced or (b) after the maturity date of the Securities; (iv) the portion, if any, of the Refinancing Indebtedness that is scheduled to mature on or prior to the maturity date of the Securities has a Weighted Average Life to Maturity at the time such Refinancing Indebtedness is incurred that is equal to or greater than the Weighted Average Life to Maturity of the portion of the Indebtedness being repaid that is scheduled to mature on or prior to the maturity date of the Securities; and (v) the Refinancing Indebtedness is secured only to the extent, if at all, and by the assets, that the Indebtedness being repaid or amended is secured.

                  "Registration Rights Agreement" means the Registration Rights Agreement relating to the Securities dated as of the date hereof, by and among the Company, the parties identified as "Existing Investors" and "New Investors" on the signature pages thereto, and any parties identified on the signature pages of any joinder agreements executed and delivered pursuant thereto.

                  "Regular Record Date" for the interest payable on any Interest Payment Date means the January 15 or July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

                  "Regulation S Legend" has the meaning set forth in Section
2.02.

                  "Related Assets" means properties and assets that will be used in the business of the Company and its Restricted Subsidiaries as conducted on the Issue Date or in businesses reasonably related thereto.

                  "Reorganization Securities" means subordinated debt or equity securities issuable by the Company in exchange for Subordinated Debt pursuant to a confirmed and effective plan of reorganization in bankruptcy of the Company, provided that (i) such securities are as subordinated in right of payment and exercise of remedies to all Senior Debt (and any Indebtedness issued in exchange for any Senior Debt) as the Subordinated Debt is subordinated in right of payment and exercise of remedies to the Senior Debt, and (ii) such plan of reorganization either has been approved by the Senior Creditors or does not impair any Senior Debt.

                  "Representative" shall mean the Person acting as agent, trustee or in a similar representative capacity for the holders of Senior Debt.

                  "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Restricted Investment", with respect to any Person, means (without duplication) any Investment by such Person other than a Permitted Investment, including, without limitation, the designation of a Restricted Subsidiary as an Unrestricted Subsidiary.

                  "Restricted Payment", with respect to any Person, means: (i) the declaration of any dividend (other than a dividend declared or paid by a Restricted Subsidiary to the Company or a Restricted Subsidiary) or the making of any other payment or distribution of cash, securities or other property or assets in respect of such Person's Capital Stock (except that a dividend payable solely in Qualified Stock of such Person shall not constitute a Restricted Payment); (ii) any payment on account of the redemption of such Person's Capital Stock or any other payment or distribution made in respect thereof, either directly or indirectly (other than a payment solely in Qualified Stock); (iii) any Restricted Investment; or (iv) any purchase, redemption, defeasance (including, without limitation, in substance or legal defeasance) or other acquisition or retirement for value, directly or indirectly, by the Company or a Subsidiary, prior to the scheduled maturity or prior to any scheduled repayment of principal or sinking fund payment, as the case may be, in respect of Subordinated Indebtedness.

                  "Restricted Subsidiary" means any direct or indirect Subsidiary of the Company other than an Unrestricted Subsidiary.

                  "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

                  "Sale and Leaseback Transaction" means with respect to any Person an arrangement with any bank, insurance company or other lender or investor or to which such lender or investor is a party, providing for the leasing by such Person or any of its Restricted Subsidiaries of any property or asset of such Person or any of its Restricted Subsidiaries which has been or is being sold or transferred by such Person or such Restricted Subsidiary to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such property or asset.

                  "Saratoga" means Saratoga Partners III, L.P.

                  "Saratoga Entities" means, collectively, Saratoga and Saratoga Partners III, C.V.

                  "Saratoga Management Services Agreement" means the Saratoga Management Services and Financial Advisory Agreement, dated as of August 3, 2001, between Saratoga and the Company.

                  "Secondary Securities" has the meaning referred to in Section 3.07.

                  "Securities" has the meaning stated in the recitals of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture, including any Secondary Securities.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.05.

                  "Senior Creditors" means, collectively, (a) any holder of any Senior Debt and (b) any Representative of any holder of Senior Debt.

                  "Senior Debt" means all Indebtedness and other obligations of the Company under or in respect of the Senior Debt Documents, including, without limitation, all Extensions of Credit under the Senior Debt Documents, all interest (including interest accruing at the contract rate after the commencement of a Bankruptcy or Insolvency Proceeding, whether or not such interest is an allowed claim in such proceeding) on amounts outstanding under the Senior Debt Documents, and all fees, costs, expenses and indemnities and other amounts owing under the Senior Debt Documents, in each case, whether now or from time to time hereafter owing. Senior Debt shall be considered to be outstanding whenever any commitment to make any Extension of Credit under the Senior Debt Documents is in effect or any Senior Debt is outstanding.

                  "Senior Debt Documents" means, collectively, (a) the Credit Agreement, (b) one or more letters of credit issued pursuant to the Credit Agreement for the account of the Company or any of its Subsidiaries, (c) any Interest Rate Agreement or Currency Agreement between the Company or any of its Subsidiaries and any Person which, at the time such agreement was entered into, was a Senior Creditor, (d) each Instrument pursuant to which obligations under the Credit Agreement or any other Instrument relating to Senior Debt are refinanced, in whole or in part, and (e) each other Instrument executed and/or delivered in connection with or evidencing, governing, guaranteeing or securing any Indebtedness under any Instrument referred to in the foregoing clauses (a),
(b), (c) or (d); in each case (with respect to any Instrument referred to in clauses (a), (b), (c), (d) or (e), as amended or refinanced from time to time).

                  "Senior Notes" means the 11 1/4% Senior Notes Due 2007 in the original aggregate principal amount of $100,000,000 issued by the Company pursuant to the Senior Notes Indenture. The aggregate outstanding principal amount of the Senior Notes as of the date hereof is $1,000,000.

                  "Senior Notes Indenture" means that certain Indenture dated as of November 26, 1997 between the Company, as issuer, Holdings, as guarantor, and the United States Trust Company of New York, as trustee, as modified, supplemented or amended from time to time in accordance with its terms.

                  "Significant Subsidiary" means any Subsidiary that would be a "significant subsidiary" as defined in Article One, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the Issue Date, except all references to "10 percent" in such definition shall be changed to "2 percent."

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

                  "Stated Maturity" means, when used with respect to any Security or any installment of principal thereof or interest thereon, the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

                  "Subordinated Debt" shall mean all Indebtedness and other obligations of the Company under or in respect of the Subordinated Debt Documents, including, without limitation, all principal of and interest on the Securities (including interest accruing at the contract rate after the commencement of a Bankruptcy or Insolvency Proceeding, whether or not such interest is an allowed claim in such proceeding), all obligations to prepay, redeem, repurchase, retire, defease or acquire for value of the Securities and all other obligations under or in respect of the Subordinated Debt Documents (including obligations to pay prepayment premiums, liquidated damages, fees, costs, expenses, indemnities and rescission or damage claims), in each case, whether now or from time to time hereafter owing; provided, however, in no case shall Subordinated Debt be deemed to include any obligation of the Company to the Trustee under Section 6.07 hereof.

                  "Subordinated Debt Documents" means, collectively, (a) this Indenture, (b) the Securities and (c) each Instrument now or hereafter executed in connection with this Indenture or the Securities or evidencing, governing, guarantying or securing any Indebtedness thereunder.

                  "Subordinated Indebtedness" means Indebtedness of the Company or any Subsidiary that is contractually subordinated in right of payment to the Securities.

                  "Subordination Legend" has the meaning set forth in Section 2.02.

                  "Subsidiary" of any Person means (i) any corporation of which at least a majority of the aggregate voting power of whose Voting Stock is owned by such Person directly or through one or more other Subsidiaries of such Person and (ii) any entity other than a corporation in which such Person, directly or indirectly, owns at least a majority of the voting power of the Voting Stock or other interests (including partnership interests) of such entity, other than any such Person designated as an Unrestricted Subsidiary in accordance with the definition of Unrestricted Subsidiary.

                  "Successor" has the meaning set forth in Section 8.01.

                  "Temporary Offshore Global Securities" has the meaning set forth in Section 2.01.

                  "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was executed, except as provided in Section 9.05; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" or "TIA" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

                  "Unrestricted Subsidiary" means (i) any Subsidiary of the Company that at the time of determination will be designated an Unrestricted Subsidiary by the Board of Directors of the Company as provided below and (ii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors of the Company may designate any Subsidiary of the Company as an Unrestricted Subsidiary so long as (a) neither the Company nor any Restricted Subsidiary is directly or indirectly liable pursuant to the terms of any Indebtedness of such Subsidiary (other than in the form of an Investment therein in accordance with Section 10.11 hereof; (b) no default with respect to any Indebtedness of such Subsidiary would permit (upon notice, passage of time or otherwise) any holder of any other Indebtedness of the Company or any Restricted Subsidiary to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to the date specified in the instrument evidencing or governing such other Indebtedness as the fixed date on which the principal of such other Indebtedness or installment of interest is due and payable; (c) such designation as an Unrestricted Subsidiary would be permitted under Section 10.11 hereof; and (d) the Company could incur $1.00 of additional Indebtedness (not including the incurrence of Permitted Indebtedness) pursuant to the Consolidated Fixed Charge Coverage Ratio test set forth in Section 10.09 hereof. Any such designation by the Board of Directors shall be evidenced to the Trustee by the filing with the Trustee of a certified copy of the Board Resolution giving effect to such designation and an Officer's Certificate certifying that such designation complied with the foregoing conditions and setting forth the underlying calculations of such certificate. The Board of Directors of the Company may designate any Unrestricted Subsidiary as a Restricted Subsidiary if
(i) immediately after giving effect to such designation on a pro forma basis, no Default or Event of Default shall have occurred and be continuing and (ii) Indebtedness of such Unrestricted Subsidiary outstanding immediately following such redesignation would, if incurred at such time, be permitted to be incurred under the Indenture.

                  "U.S. Global Securities" has the meaning set forth in Section 2.01.

                  "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

                  "U.S. Physical Securities" has the meaning set forth in
Section 2.01.

                  "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

                  "Voting Stock", with respect to any specified Person, means any class or classes of Capital Stock of the specified Person pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of the specified Person (irrespective of whether or not, at the time, stock of any other class or classes has, or might have, voting power by reason of the happening of any contingency).

                  "Weighted Average Life to Maturity", when applied to any Indebtedness at any date, means the number of years obtained by dividing (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment by (ii) the then outstanding principal amount of such Indebtedness.

                  "Wholly Owned Restricted Subsidiary" means any Restricted Subsidiary to the extent (i) all of the Capital Stock or other ownership interests in such Restricted Subsidiary, other than any directors' qualifying shares mandated by applicable law, is owned directly or indirectly by the Company or (ii) such Restricted Subsidiary is organized in a foreign jurisdiction and is required by the applicable laws and regulations of such foreign jurisdiction to be partially owned by the government of such foreign jurisdiction or individual or corporate citizens of such foreign jurisdiction in order for such Restricted Subsidiary to transact business in such foreign jurisdiction, provided that the Company, directly or indirectly, owns the remaining Capital Stock or ownership interest in such Restricted Subsidiary and, by contract or otherwise, controls the management and business of such Restricted Subsidiary and derives the economic benefits of ownership of such Restricted Subsidiary to substantially the same extent as if such Restricted Subsidiary were a wholly owned Subsidiary.

         SECTION 1.02. COMPLIANCE CERTIFICATES AND OPINIONS.

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 10.08(a)) shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         SECTION 1.03. FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         SECTION 1.04. ACTS OF HOLDERS.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee or the Company, if made in the manner provided in this
Section 1.04.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that the Trustee deems sufficient.

                  (c) The principal amount and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

                  (d) If the Company shall solicit from the Holders of Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

                  (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         SECTION 1.05. NOTICES, ETC., TO TRUSTEE, COMPANY AND AGENT.

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee and received at its Corporate Trust Office, Attention: Corporate Trust Administration, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture, or at any other address previously furnished in writing to the Trustee by the Company.

         SECTION 1.06. NOTICE TO HOLDERS; WAIVER.

                  Where this Indenture provides for notice of any event to Holders by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice for every purpose hereunder.

         SECTION 1.07. EFFECT OF HEADINGS AND TABLE OF CONTENTS.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 1.08. SUCCESSORS AND ASSIGNS.

                  All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

         SECTION 1.09. SEPARABILITY CLAUSE.

                  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 1.10. BENEFITS OF INDENTURE.

                  Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any Security Registrar and their successors hereunder, the Senior Creditors and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 1.11. GOVERNING LAW.

                  This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York.

         SECTION 1.12. LEGAL HOLIDAYS.

                  In any case where any Interest Payment Date, Redemption Date, or Maturity or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of principal (or premium, if any) or interest need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date or at the Stated Maturity or Maturity; provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Stated Maturity or Maturity, as the case may be.

         SECTION 1.13. NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES,
                       STOCKHOLDERS OR INCORPORATORS.

                  No director, officer, employee, incorporator or stockholder, as such, of the Company shall have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creations. Each Holder by accepting a Security waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Securities.

         SECTION 1.14. COUNTERPARTS.

                  This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

         SECTION 1.15. RULES OF INTERPRETATION.

                  Use of words "herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to this Indenture and not solely to the particular portion in which such word is used.

         SECTION 1.16. ANCILLARY AGREEMENTS.

                  The Trustee is hereby authorized and directed to execute and deliver such agreements, notices, certificates and assignments as are necessary to implement the terms hereof, including but not limited to the letter of representations with the Depositary.

         SECTION 1.17. CONFLICT WITH TRUST INDENTURE ACT.

                  If this Indenture is qualified under the TIA and any provision hereof limits, qualifies or conflicts with any provision thereof which is required to be included in this Indenture by any of the provisions of the TIA, such required provision of the TIA shall control. If this Indenture is qualified under the TIA and any provision hereof modifies or excludes any provision of the TIA which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

                                  ARTICLE TWO

                                 SECURITY FORMS

         SECTION 2.01. FORMS GENERALLY.

                  The Securities and the Trustee's certificate of authentication shall be substantially in the form annexed hereto as Exhibit A with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture. The Securities may have notations, legends or endorsements required by law or stock exchange agreements to which the Company is subject. The Company shall approve the form of the Securities and any notation, legend or endorsement on the Securities. Each Security shall be dated the date of its authentication.

                  The terms and provisions contained in the form of the Securities annexed hereto as Exhibit A shall constitute, and are hereby expressly made, a part of this Indenture. To the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

                  Securities offered and sold in reliance on Regulation D under the Securities Act and transferred in reliance on Rule 144A shall be issued initially in the form of one or more permanent global Securities in registered form, substantially in the form set forth in Exhibit A (the "U.S. Global Securities"), registered in the name of the nominee of the Depositary, deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the U.S. Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, in accordance with the instructions given by the Holder thereof, as hereinafter provided.

                  Securities offered and sold in offshore transactions in reliance on Regulation S shall be issued initially in the form of one or more temporary global Securities in registered form substantially in the form set forth in Exhibit A (the "Temporary Offshore Global Securities"), registered in the name of the nominee of the Depositary, deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. At any time on and after September 13, 2001 (the "Offshore Securities Exchange Date"), upon receipt by the Trustee and the Company of a certificate substantially in the form of Exhibit B hereto, one or more permanent global Securities in registered form substantially in the form set forth in Exhibit A (the "Permanent Offshore Global Securities;" and together with the Temporary Offshore Global Securities, the "Offshore Global Securities") duly executed by the Company and authenticated by the Trustee as hereinafter provided shall be deposited with the Trustee, as custodian for the Depositary, and the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Temporary Offshore Global Securities in an amount equal to the principal amount of the beneficial interest in the Temporary Offshore Global Securities transferred.

                  Securities transferred in reliance on Regulation D under the Securities Act shall be issued in the form of permanent certificated Securities in registered form in substantially the form set forth in Exhibit A (the "U.S. Physical Securities"). Securities issued pursuant to Section 3.12 in exchange for interests in the Offshore Global Securities shall be in the form of permanent certificated Securities in registered form substantially in the form set forth in Exhibit A (the "Offshore Physical Securities").

                  The Offshore Physical Securities and U.S. Physical Securities are sometimes collectively herein referred to as the "Physical Securities." The U.S. Global Securities and the Offshore Global Securities are sometimes referred to herein as the "Global Securities."

                  The definitive Securities shall be typed, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the Officers executing such Securities, as evidenced by their execution of such Securities.

         SECTION 2.02. RESTRICTIVE LEGENDS.

                  The U.S. Global Securities, Temporary Offshore Global Securities and each U.S. Physical Security shall bear the following legend (the "Private Placement Legend") on the face thereof:

         THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE SECURITIES ACT, AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH

         REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER OR ANOTHER EXEMPTION UNDER THE SECURITIES ACT. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) (a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT BUT ONLY IN THE CASE OF A TRANSFER THAT IS EFFECTED BY THE DELIVERY TO THE TRANSFEREE OF DEFINITIVE SECURITIES REGISTERED IN ITS NAME (OR ITS NOMINEE'S NAME) IN THE BOOKS MAINTAINED BY THE SECURITY REGISTRAR, AND SUBJECT TO THE RECEIPT BY THE SECURITY REGISTRAR OF A CERTIFICATION OF THE TRANSFEROR AND AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

                  Each Global Security shall also bear the following legend on the face thereof:

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE

         DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 3.11 AND 3.12 OF THE INDENTURE.

                  Each Permanent Offshore Global Security and Offshore Physical Security shall also bear the following legend (the "Regulation S Legend") on the face thereof:

         THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM IN REGULATIONS UNDER THE SECURITIES ACT.

                  Until the payment in full of all Senior Debt, each Security shall bear the following legend (the "Subordination Legend"):

         THIS SECURITY IS SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN ARTICLE TWELVE OF THE INDENTURE (AS DEFINED HEREIN) TO THE PRIOR PAYMENT IN FULL OF ALL SENIOR DEBT (AS DEFINED IN THE INDENTURE); AND EACH HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF ARTICLE TWELVE OF THE INDENTURE.

                                 ARTICLE THREE

                                 THE SECURITIES

         SECTION 3.01. TITLE AND TERMS.

                  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to the sum of (a) $40,193,861 plus (b) the aggregate principal amount of Secondary Securities issued hereunder in lieu of cash payment of any or all of the accrued interest on any Securities, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 3.04, 3.05, 3.06, 3.11, 3.12, 9.06, 10.15, 10.19 or 11.08,
and except for any Securities which, pursuant to Section 3.03, are deemed never to have been authenticated and delivered hereunder.

                  The Securities shall be known and designated as the "14% Subordinated Pay-in-Kind Bonds due 2013" of the Company. The Stated Maturity of the principal of the Securities shall be July 31, 2013 and they shall bear interest at the rate of 14% per annum, payable on January 31 and July 31 of each year, commencing on January 31, 2002, until the principal thereof is paid or duly provided for. Interest on the Securities will accrue from the most recent Interest Payment Date or, if no interest has been paid, from the Issue Date.

                  The principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Company maintained for such purpose in Wilmington, Delaware (which shall be the Corporate Trust Office of the Trustee, unless the Company shall designate and maintain some other office or agency for such purpose), or at such other office or agency of the Company as may be maintained for such purpose; provided, however, that, at the option of the Company, interest may be paid by wire transfer of immediately available funds or, in the case of Physical Securities only, by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Security Register, or (if interest is to be paid in Secondary Securities as provided for in Section 3.07) by Secondary Securities mailed to the address of the Persons entitled thereto as such addresses shall appear on the Security Register.

                  If this Indenture is then qualified under the TIA, Holders of Securities will be entitled to the benefits of the Registration Rights Agreement to the extent provided for therein; however, the Company shall have no obligation to qualify this Indenture under the TIA.

                  The Securities shall be redeemable as provided in Article Eleven.

                  The Securities shall be subordinated in right of payment and in the exercise of remedies (including acceleration) to the prior payment in full of all Senior Debt as provided in Article Twelve.

         SECTION 3.02. DENOMINATIONS.

                  The Securities shall be issuable only in registered form without coupons and only in denominations of $1.00 or integral multiples thereof. The Company shall not issue Secondary Securities in any denomination less than $1.00 and the principal amount of the Secondary Securities shall be rounded down to the nearest $1.00. All amounts not included in the Secondary Securities as a result of the principal amount of such Secondary Securities being rounded down to the nearest $1.00 shall not carry forward to the next Interest Payment Date and shall be forever forfeited.

         SECTION 3.03. EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

                  The Securities shall be executed on behalf of the Company by its Chairman, its President, a Vice President, its Secretary or an Assistant Secretary. The signature of any of these officers on the Securities may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities directing the Trustee to authenticate the Securities and certifying that all conditions precedent to the issuance of Securities contained herein have been fully complied with, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities. The Trustee shall be entitled to receive an Officer's Certificate and an Opinion of Counsel of the Company that it may reasonably request in connection with such authentication of Securities. Such order shall specify the amount of Securities to be authenticated and the date on which the original issue of Securities is to be authenticated.

                  Each Security shall be dated the date of its authentication.

                  Additionally, in the case of Secondary Securities to be issued in payment of interest as provided herein, the Trustee shall have received a notice from the Company at least five Business Days prior to the relevant Interest Payment Date stating that the Company will pay such interest in the form of Secondary Securities, together with (a) a resolution of the Board of Directors authorizing the issuance of the appropriate principal amount of Secondary Securities for such purpose, (b) a certificate of the Company's Treasurer (i) demonstrating the computation of the principal amount of Secondary Securities issuable to each Holder of Outstanding Securities, (ii) certifying that all conditions precedent to the issuance of the Secondary Securities contained herein have been fully complied with and (iii) specifying the date on which the original issuance of Secondary Securities is to be authenticated, (c) a Company Order for the authentication and delivery of the Secondary Securities and (d) an Opinion of Counsel of the Company that it may reasonably request in connection with the authentication of the Secondary Securities. The Trustee shall promptly after receipt of such notice give notice of such intended payment of interest in Secondary Securities to the Holders.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for in Exhibit A duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.09, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

                  In case the Company, pursuant to Article Eight, shall be consolidated or merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company shall have been merged, or the Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight, any of the Securities authenticated or delivered prior to such consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Request of the successor Person, shall authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Securities at the time Outstanding for Securities authenticated and delivered in such new name.

         SECTION 3.04. TEMPORARY SECURITIES.

                  Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

                  If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 10.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

         SECTION 3.05. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

                  The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 10.02 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times, the Security Register shall be open to inspection by the Trustee. The Trustee is hereby initially appointed as security registrar (the "Security Registrar") for the purpose of registering Securities and transfers of Securities as herein provided.

                  Upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 10.02, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations of a like aggregate principal amount.

                  At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 9.06, 10.15, 10.19 or
11.08 not involving any transfer.

                  The Security Registrar shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the selection of Securities to be redeemed under Section 11.04 and ending at the close of business on the day of such mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         SECTION 3.06. MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

                  If (i) any mutilated Security is surrendered to the Trustee, or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon Company Order the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

                  Upon the issuance of any new Security under this Section 3.06, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security issued pursuant to this Section 3.06 in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         SECTION 3.07. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

                  On any Interest Payment Date prior to the Maturity of any Security, in lieu of payment in whole or in part of interest in cash on such Security as provided herein, the Company at its option and sole discretion upon five Business Days' prior notice to the Trustee, may, as hereafter provided, pay interest on such Security, in whole or in part, through the issuance of additional Securities ("Secondary Securities") in an aggregate principal amount equal to the amount of interest that would be payable with respect to such Security if such interest were paid in cash; provided, however, that interest payable on or after the Maturity of such Security shall be, subject to Article Twelve, payable solely in cash. Each issuance of Secondary Securities in lieu of the payment of interest in cash on the Securities shall be made pro rata with respect to the Outstanding Securities, and the Company shall have the right to aggregate amounts of interest payable in the form of Secondary Securities to a Holder of Outstanding Securities and issue to such Holder a single Secondary Security in payment thereof. Any Secondary Security may be deemed a separate series if the Company deems it necessary to do so in order to comply with any law or other applicable regulation or requirement, with appropriate distinguishing designations.

                  On each Interest Payment Date prior to the Maturity of any Security, the Trustee shall, upon the Company's Order, authenticate and deliver Secondary Securities for original issuance to the Person in whose name such Security is registered at the close of business on the relevant Regular Record Date, in the aggregate principal amount required to pay such interest. Any Secondary Securities so issued (a) shall be dated the applicable Interest Payment Date, (b) shall bear interest from and after such date, (c) shall be governed by, and subject to, the terms, provisions and conditions of this Indenture and (d) shall have the same rights and benefits as Securities previously issued.

                  Interest on any Security which is payable, and is punctually paid or duly provided for (including the issuance of Secondary Securities as herein provided), on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 10.02; provided, however, that each installment of interest may at the Company's option be paid by (i) in the case of Physical Securities only, mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to
Section 3.08, to the address of such Person as it appears in the Security Register, (ii) wire transfer in immediately available funds to an account located in the United States maintained by the payee or (iii) in the event interest is to be paid in Secondary Securities in accordance with the first paragraph of this Section, Secondary Securities payable to or upon the written order of the Person entitled thereto pursuant to Section 3.08, mailed to the address of such Person as it appears in the Security Register.

                  Any interest on any Security which is payable, but is not punctually paid or duly provided for (including by the issuance of Secondary Securities as herein provided), on any Interest Payment Date shall forthwith cease to be payable to the Holder on the Regular Record Date by virtue of having been such Holder, and such defaulted interest and (to the extent lawful) interest on such defaulted interest at the rate borne by the Securities (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money or, if the date of the proposed payment is prior to the Maturity of the Securities or the payment in full of the Senior Debt, Secondary Securities equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money or Secondary Securities when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 10 days and not less than 5 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date, and in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given in the manner provided for in
         Section 1.06, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         SECTION 3.08. PERSONS DEEMED OWNERS.

                  Prior to the due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company, or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections 3.05 and 3.07) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

         SECTION 3.09. CANCELLATION.

                  All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. If the Company shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures and certification of their disposal delivered to the Company unless by Company Order the Company shall direct that cancelled Securities be returned to it.

         SECTION 3.10. COMPUTATION OF INTEREST.

                  Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

         SECTION 3.11. BOOK-ENTRY PROVISIONS FOR GLOBAL SECURITIES.

                  (a) Each Global Security initially shall (i) be registered in the name of the Depositary for such Global Securities or the nominee of such Depositary, (ii) be delivered to the Trustee as custodian for such Depositary and (iii) bear legends as set forth in Section 2.02.

                  Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a beneficial owner of any Security. The registered holder of a Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

                  (b) Interests of beneficial owners in a Global Security may be transferred in accordance with the applicable rules and procedures of the Depositary and the provisions of Section 3.12. Transfers of a Global Security shall be limited to transfers of such Global Security in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in the Global Securities may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 3.12 hereof. U.S. Physical Securities and Offshore Physical Securities shall be transferred to beneficial owners in exchange for their beneficial interests in the U.S. Global Securities or the Offshore Global Securities, as the case may be, if (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for any such Global Security and a successor depositary is not appointed by the Company within 90 days of such notice, (ii) upon the request of the beneficial owner in accordance with the rules and procedures of the Depositary and the provisions of Section 3.12 hereof or (iii) upon notice from the Company to the Trustee in writing requesting the issuance of Physical Securities in exchange for Global Securities. In connection with a transfer of an entire Global Security to beneficial owners pursuant to clause (i) or (iii) of this paragraph (b), the applicable Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the applicable Global Security, an equal aggregate principal amount of U.S. Physical Securities (in the case of the U.S. Global Security) or Offshore Physical Securities (in the case of the Offshore Global Security), as the case may be, of authorized denominations.

                  (c) Any beneficial interest in one of the Global Securities that is transferred to a person who takes delivery in the form of an interest in the other Global Security will, upon transfer, cease to be an interest in such Global Security and become an interest in the other Global Security and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Security for as long as it remains such an interest.

                  (d) Any U.S. Physical Security delivered in exchange for an interest in the U.S. Global Security pursuant to paragraph (b) of this Section shall, unless such exchange is made on or after the date which is two years following the date hereof, or such shorter period of time as permitted under Rule 144(k) under the Securities Act and except as otherwise provided in Section 3.12, bear the Private Placement Legend.

         SECTION 3.12. TRANSFER PROVISIONS.

                  (a) Transfers to Non-QIB Institutional Accredited Investors. The following provisions shall apply with respect to the registration of any proposed transfer of a Security to any Institutional Accredited Investor which is not a QIB (excluding Non-U.S. Persons):

                  (i) The Security Registrar shall register the transfer of any Security, whether or not such Security bears the Private Placement Legend, if (x) the requested transfer is after the time period referred to in Rule 144(k) under the Securities Act or (y) (A) the proposed transferor has delivered to the Security Registrar a certificate substantially in the form of Exhibit C-1 hereto; and if required by paragraph (d) thereof an Opinion of Counsel to the effect set forth therein and (B) the proposed transferee has delivered to the Security Registrar a certificate substantially in the form of Exhibit C-2 hereto.

                  (ii) If the proposed transferor is an Agent Member holding a beneficial interest in the U.S. Global Security or Offshore Global Security, upon receipt by the Security Registrar of the documents, if any, required by paragraph (i)(y) and instructions given in accordance with the Depositary's and the Security Registrar's procedures, the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Security or Offshore Global Security in an amount equal to the principal amount of the beneficial interest in the U.S. Global Security or Offshore Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more U.S. Physical Securities or Offshore Physical Securities, as the case may be.

                  (b) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a U.S. Physical Security or an interest in the U.S. Global Security to a QIB (excluding Non-U.S. Persons):

                  (i) If the Security to be transferred consists of (x) U.S. Physical Securities, the Security Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Security stating, or has otherwise advised the Company and the Security Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Company and the Security Registrar in writing, that it is purchasing the Security for its own account (or an account with respect to which it exercises sole investment discretion) and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A or (y) an interest in the U.S. Global Security, the transfer of such interest may be effected only through the book entry system maintained by the Depositary.

                  (ii) If the proposed transferee is an Agent Member, and the Security to be transferred consists of U.S. Physical Securities, upon receipt by the Security Registrar of the documents referred to in clause (i)(x) and instructions given in accordance with the Depositary's and the Security Registrar's procedures, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the U.S. Physical Securities to be transferred, and the Trustee shall cancel the U.S. Physical Security so transferred.

                  (c) Transfers of Interests in the Temporary Offshore Global Security. The following provisions shall apply with respect to registration of any proposed transfer of interests in the Temporary Offshore Global Security:

                  (i) The Security Registrar shall register the transfer of any Security (x) if the proposed transferee is a Non-U.S. Person and the proposed transferor has delivered to the Security Registrar a certificate substantially in the form of Exhibit D hereto or (y) if the proposed transferee is a QIB and the proposed transferor has checked the box provided for on the form of Security stating, or has otherwise advised the Company and the Security Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Company and the Security Registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

                  (ii) If the proposed transferee is an Agent Member, upon receipt by the Security Registrar of the documents referred to in clause (i)(y) above and instructions given in accordance with the Depositary's and the Security Registrar's procedures, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the Temporary Offshore Global Security to be transferred, and the Trustee shall decrease the amount of the Temporary Offshore Global Security.

                  (d) Transfers of Interests in the Permanent Offshore Global Security or Offshore Physical Securities to U.S. Persons. The following provisions shall apply with respect to any transfer of interests in the Permanent Offshore Global Security or Offshore Physical Securities to U.S.
Persons: The Security Registrar shall register the transfer of any such Security without requiring any additional certification.

                  (e) Transfers to Non-U.S. Persons at Any Time. The following provisions shall apply with respect to any transfer of a Security to a Non-U.S.
Person:

                  (i) Prior to September 13, 2001, the Security Registrar shall not register any proposed transfer of a Security to a Non-U.S. Person.

                  (ii) On and after September 13, 2001, the Security Registrar shall register any proposed transfer to any Non-U.S. Person if the Security to be transferred is a U.S. Physical Security or an interest in the U.S. Global Security, upon receipt of a certificate substantially in the form of Exhibit D hereto from the proposed transferor.

                  (iii) On and after September 13, 2001, (a) if the proposed transferor is an Agent Member holding a beneficial interest in the U.S. Global Security, upon receipt by the Security Registrar of the documents, if any, required by paragraph (ii) and instructions in accordance with the Depositary's and the Security Registrar's procedures, the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the beneficial interest in the U.S. Global Security to be transferred, and
         (b) if the proposed transferee is an Agent Member, upon receipt by the Security Registrar of instructions given in accordance with the Depositary's and the Security Registrar's procedures, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the Offshore Global Security in an amount equal to the principal amount of the U.S. Physical Securities or the U.S. Global Security, as the case may be, to be transferred, and the Trustee shall cancel the Physical Security, if any, so transferred or decrease the amount of the U.S. Global Security.

                  (f) Transfers to Accredited Investors who are neither QIBs nor Institutional Accredited Investors. The following provisions shall apply only with respect to the registration of any proposed transfer of a Security to any Accredited Investor which is neither a QIB nor an Institutional Accredited Investor (excluding, in each case, Non-U.S. Persons) pursuant to the exercise of a Purchase Option as contemplated by Section 6.3.1 of the Exchange Agreement:

                  (i) The Security Registrar shall register the transfer of any Security if the proposed transferor has delivered to the Security Registrar a certificate substantially in the form of Exhibit C-3 hereto; and if required by paragraph (d) thereof an Opinion of Counsel from the transferee to the effect set forth therein, and the proposed transferee has delivered to the Security Registrar a certificate substantially in the form of Exhibit C-4 hereto.

                  (ii) If the proposed transferor is an Agent Member holding a beneficial interest in the U.S. Global Security or Offshore Global Security, upon receipt by the Security Registrar of the documents, if any, required by paragraph (i) and instructions given in accordance with the Depositary's and the Security Registrar's procedures, the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Security or Offshore Global Security in an amount equal to the principal amount of the beneficial interest in the U.S. Global Security or Offshore Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more U.S. Physical Securities.

                  (iii) Any subsequent transfers of a Security by the proposed transferee shall be made only to QIBs, Non-U.S. Persons and Institutional Accredited Investors in accordance with the requirements of this Indenture.

                  (g) Private Placement Legend. Upon the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Security Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Security Registrar shall deliver only Securities that bear the Private Placement Legend unless either (i) the circumstances contemplated by the fourth paragraph of Section 2.01 or paragraph (a)(i)(x) or
(e)(ii) of this Section 3.12 exist or (ii) there is delivered to the Security Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

                  A new Security which does not bear a Regulation S Legend may be issued in exchange for or in lieu of a Security or any portion thereof which bears such a legend if, in the Company's judgment, placing such a legend upon such a new Security is not necessary to ensure compliance with the registration requirements of the Securities Act.

                  (h) General. By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture. The Security Registrar shall not register a transfer of any Security unless such transfer complies with the restrictions on transfer of such Security set forth in this Indenture. In connection with any transfer of Securities, each Holder agrees by its acceptance of the Securities to furnish the Security Registrar or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Security Registrar shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

                  The Security Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 3.11 or this Section 3.12. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Security Registrar.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

         SECTION 4.01. SATISFACTION AND DISCHARGE OF INDENTURE.

                  This Indenture shall upon Company Request cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Securities expressly provided for herein or pursuant hereto) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when

                  (1) either

                  (a) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06 and
         (ii) Securities for whose payment money or U.S. Government Obligations have theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
         Section 10.03) have been delivered to the Trustee for cancellation; or

                  (b) all such Securities not theretofore delivered to the Trustee for cancellation

                           (i) have become due and payable, or

                           (ii) will become due and payable at their Stated
                  Maturity within one year, or

                           (iii) are to be called for redemption within one year
                  under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

         and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any), interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be, together with instructions from the Company irrevocably directing the Trustee to apply such funds to the payment thereof at the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.07 and, if money shall have been deposited with the Trustee pursuant to subclause (b) of clause (1) of this Section, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.03 shall survive.

         SECTION 4.02. APPLICATION OF TRUST MONEY.

                  Subject to the provisions of Article Twelve and the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to
Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

                                  ARTICLE FIVE

                                    REMEDIES

         SECTION 5.01. EVENTS OF DEFAULT.

                  "Event of Default," wherever used herein, means any one of the following events:

                  (1) failure by the Company to pay interest on any of the Securities when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (2) failure by the Company to pay principal of (or premium, if any,) any of the Securities when it becomes due and payable, whether at Stated Maturity, upon redemption, upon acceleration or otherwise; or

                  (3) any default in the performance or breach by the Company or any Restricted Subsidiary of the provisions of Article Eight hereof or any failure of the Company to make or consummate either a Change of Control Offer or a Net Proceeds Offer in accordance with the provisions of Sections 10.19 and 10.15, respectively; or

                  (4) default in the performance, or breach, of any covenant or agreement of the Company in this Indenture (other than a default in the performance, or breach, of a covenant or agreement that is specifically dealt with elsewhere in this Section 5.01) and continuance of such default or breach for a period of 30 days after notice of such default has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Securities then Outstanding; or

                  (5) there shall have occurred a default by the Company or any of its Subsidiaries to make any payment of principal on Indebtedness of the Company or any such Subsidiary at its stated final maturity after the expiration of any applicable grace period in an aggregate outstanding principal amount of $5.0 million or more;

                  (6) there shall have occurred a default under any Indebtedness of the Company or any Subsidiary, whether such Indebtedness now exists or hereafter shall be created, if (A) such default results in the holder or holders of such Indebtedness causing the Indebtedness to become due prior to its stated final maturity and (B) the outstanding principal amount of such Indebtedness, together with the outstanding principal amount of any other such Indebtedness the maturity of which has been so accelerated, aggregate $5.0 million or more at any one time;

                  (7) one or more final judgments or orders that exceed $5.0 million in the aggregate for the payment of money have been entered by a court or courts of competent jurisdiction against the Company or any Subsidiary of the Company and such judgment or judgments have not been satisfied, stayed, annulled or rescinded within 60 days of being entered;

                  (8) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company or any Significant Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Subsidiary under the Federal Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any Significant Subsidiary or of any substantial part of the property of the Company and its Subsidiaries, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (9) the institution by the Company or any Significant Subsidiary of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any Significant Subsidiary or of any substantial part of the property of the Company and its Subsidiaries, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due.

         SECTION 5.02. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

                  If an Event of Default (other than an Event of Default specified in Sections 5.01(8) or 5.01(9) involving the Company) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 51% in principal amount of the Securities Outstanding may (subject to Article Twelve hereof) declare the principal amount of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders) and upon any such declaration such principal amounts, premium and accrued interest thereon shall become immediately due and payable. If an Event of Default specified in

Section 5.01(8) or 5.01(9) occurs, then the principal amount of all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

                  The Holders may not enforce the provisions of the Indenture or the Securities except as provided in this Indenture. Subject to certain limitations, Holders of a majority in principal amount of the Securities then Outstanding may direct the Trustee in its exercise of any trust or power; provided, however, that such direction does not conflict with the terms of this Indenture. The Trustee may withhold from the Holders notice of any continuing Default or Event of Default (except any Default or Event of Default in payment of principal of, premium or interest on the Securities) if the Trustee determines that withholding such notice is in the Holders' interest.

                  At any time after a declaration of acceleration has been made in compliance with this Indenture and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article, the Holders of a majority in principal amount of the Securities Outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay,

                           (A) all overdue interest on all Outstanding
                  Securities,

                           (B) all unpaid principal of (and premium, if any, on)
                  any Outstanding Securities which has become due otherwise than by such declaration of acceleration, and interest on such unpaid principal at the rate borne by the Securities,

                           (C) to the extent that payment of such interest is
                  lawful, interest on overdue interest at the rate borne by the Securities, and

                           (D) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

                  (2) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction as certified to the Trustee by the Company in an Officers' Certificate and Opinion of Counsel; and

                  (3) all Events of Default, other than the non-payment of amounts of principal of (or premium, if any, on) or interest on Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

            Notwithstanding the preceding paragraph, in the event of a declaration of acceleration in respect of the Securities because of an Event of Default specified in Section 5.01(6) shall have occurred and be continuing, such declaration of acceleration shall be automatically annulled if the Indebtedness that is the subject of such Event of Default has been discharged or the holders thereof have rescinded their declaration of acceleration in respect of such Indebtedness, and written notice of such discharge or rescission, as the case may be, shall have been given to the Trustee by the Company and countersigned by the holders of such Indebtedness or a trustee, fiduciary or agent for such holders, within 30 days after such declaration of acceleration in respect of the Securities, and no other Event of Default has occurred during such 30-day period which has not been cured or waived during such period.

      SECTION 5.03. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY
                    TRUSTEE.

            Subject to Article Twelve, if an Event of Default specified in
Section 5.01(1) or (2) occurs and is continuing, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

            Subject to Article Twelve, if an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

      SECTION 5.04. TRUSTEE MAY FILE PROOFS OF CLAIM.

            In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

            (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to take such other actions, including participation as a member, voting or otherwise, of any official committee of creditors appointed in such matter, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

            (ii) to collect and receive any moneys or other securities or other property payable or deliverable upon the conversion or exchange of the Securities or upon any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.

            Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

      SECTION 5.05. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

            All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

      SECTION 5.06. APPLICATION OF MONEY COLLECTED.

            Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            FIRST: To the payment of all amounts due the Trustee under Section 6.07;

            SECOND: Subject to Article Twelve, to the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

            THIRD: Subject to Article Twelve, the balance, if any, to the Person or Persons entitled thereto.


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
      SECTION 5.07. LIMITATION ON SUITS.

            No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless permitted by Article Twelve and

            (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

            (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

            (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

            (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority or more in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

      SECTION 5.08. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL,
                    PREMIUM, IF ANY, AND INTEREST.

            Subject to Article Twelve, notwithstanding any other provision in this Indenture (except Article Twelve), the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment, as provided herein (including, if applicable, Article Thirteen) and in such Security of the principal of (and premium, if any) and (subject to Section 3.07) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and, subject to Article Twelve, to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

      SECTION 5.09. RESTORATION OF RIGHTS AND REMEDIES.

            If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

      SECTION 5.10. RIGHTS AND REMEDIES CUMULATIVE.

            Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      SECTION 5.11. DELAY OR OMISSION NOT WAIVER.

            No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Five or by law to the Trustee or to the Holders may, subject to Article Twelve, be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

      SECTION 5.12. CONTROL BY HOLDERS.

            The Holders of not less than a majority in principal amount of the Outstanding Securities shall, subject to Article Twelve, have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that

            (1) such direction shall not be in conflict with any rule of law or with this Indenture,

            (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction or with this Indenture, and

            (3) the Trustee need not take any action which might involve it in personal liability or be unjustly prejudicial to the Holders not consenting.

      SECTION 5.13. WAIVER OF DEFAULTS.

            The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities may waive any existing Default or Event of Default hereunder and its consequences, except a default

            (1) in respect of the payment of the principal of (or premium, if any) or interest on any Security, or

            (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

            Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

      SECTION 5.14. WAIVER OF USURY, STAY OR EXTENSION LAWS.

            The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

      SECTION 5.15. UNDERTAKING FOR COSTS.

            If this Indenture is then qualified under the TIA, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the TIA; provided that neither this Section nor the TIA shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Trustee.

                                  ARTICLE SIX

                                   THE TRUSTEE

      SECTION 6.01. CERTAIN DUTIES AND RESPONSIBILITIES.

            (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

            (b) Except during the continuance of an Event of Default:

                  (i) the duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein or otherwise verify the contents thereof).

            (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) this paragraph does not limit the effect of paragraph (b)
            of this Section 6.01;

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Trustee shall not be liable with respect to any
            action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.12 hereof.

            (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section 6.01.

            (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee shall be under no obligation to exercise any of its rights and powers under this Indenture at the request of any Holder, unless such Holder shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense including reasonable attorneys' fees that might be incurred by it in compliance with such request or direction.

      SECTION 6.02. NOTICE OF DEFAULTS.

            Within 90 days after the occurrence of any Default hereunder and if such Default is known to a Responsible Officer of the Trustee, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of (or premium, if any) or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of


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
directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders; and provided, further, that in the case of any Default of the character specified in Section 5.01(4) no such notice to Holders shall be given until such Default has been continuing for at least 30 days.

      SECTION 6.03. CERTAIN RIGHTS OF TRUSTEE.

            Subject to the provisions of Section 6.01 herein:

            (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

            (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

            (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (5) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

            (6) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and


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
            (7) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

      SECTION 6.04. TRUSTEE NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF
                    SECURITIES.

            The recitals contained herein and in the Securities, except for the Trustees certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of such statements or of any other document used in connection with the sale of the Securities. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

      SECTION 6.05. MAY HOLD SECURITIES.

            The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

      SECTION 6.06. MONEY HELD IN TRUST.

            Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

      SECTION 6.07. COMPENSATION, REIMBURSEMENT AND INDEMNIFICATION.

            The Company agrees:

            (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder as may be separately agreed in writing (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

            (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust,


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
      including the costs and expenses of enforcing this Indenture against the Company (including Section 6.07) and of defending itself against any claim (whether asserted by any Holder or the Company) or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee agrees to notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity. The failure by the Trustee to so notify the Company may relieve the Company of its obligations hereunder to the extent such failure results in the loss or compromise of any rights or defenses of the Company. The Company may, at its option, defend the claim, in which case the Trustee agrees to cooperate in the defense. The Company will not pay for any settlement made without its written consent, which consent shall not be unreasonably withheld.

            The obligations of the Company under this Section 6.07 to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. As security for the performance of such obligations of the Company, the Trustee shall have a Lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Securities and except funds held by the Trustee for the benefit of Senior Creditors.

            When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(8) or (9), the expenses (including the reasonable charges and expenses of its counsel) of and the compensation for such services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

            The provisions of this Section 6.07 shall survive the termination of this Indenture.

      SECTION 6.08. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

            There shall be at all times a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus of at least $25,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of Federal, State, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 6.08, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Six.

      SECTION 6.09. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

            (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article Six shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.10.


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
            (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (c) The Trustee may be removed at any time by Act of the Holders of not less than a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

            (d) If at any time:

            (1) the Trustee shall fail to comply with the provisions of TIA
      Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

            (2) the Trustee shall cease to be eligible under Section 6.08 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

            (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee, or (ii) subject to TIA Section 315(e), any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

            (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Holders of Securities in the manner provided for in Section 1.06. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

      SECTION 6.10. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

            Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

            No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article Six.

      SECTION 6.11. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

            Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article Six, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case at that time any of the Securities shall not have been authenticated, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee. In all such cases such certificates shall have the full force and effect which this Indenture provides for the certificate of authentication of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

      SECTION 6.12. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

            If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

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      SECTION 6.13. CONFLICTING INTERESTS.

            If the Trustee has or shall acquire a conflicting interest within the meaning of the TIA, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the TIA and this Indenture.

                               ARTICLE SEVEN

                      HOLDERS LISTS AND REPORTS BY TRUSTEE

      SECTION 7.01. COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

            If the Trustee should no longer be the Security Registrar as provided in Section 3.05, the Company will furnish or cause to be furnished to the Trustee

            (1) semi-annually, not later than five Business Days prior to each Interest Payment Date in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities as of the preceding Regular Record Date, as the case may be, and

            (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished.

      SECTION 7.02. PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

            The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.01 upon receipt of a new list so furnished.

            If this Indenture shall then be qualified under the TIA, the rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

            Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company or the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

      SECTION 7.03. REPORTS BY TRUSTEE.

            If this Indenture shall then be qualified under the TIA, within 60 days after January 15 of each year commencing with the first January 15 after the first issuance of Securities, the Trustee shall transmit to the Holders, in the manner and to the extent provided in TIA Section 313(c), a brief report dated as of such January 15 if required by TIA Section 313(a).

            If this Indenture shall then be qualified under the TIA, a copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission (if required) and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

      SECTION 7.04. REPORTS BY COMPANY.

            If this Indenture shall then be qualified under the TIA, the Company shall file with the Trustee and the Commission, and transmit to the Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the TIA at the times and in the manner provided pursuant to the TIA; provided, however, that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                                 ARTICLE EIGHT

                    MERGER, CONSOLIDATION AND SALE OF ASSETS

      SECTION 8.01. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

            The Company shall not, in a single transaction or a series of related transactions, (i) consolidate with or merge with or into any other corporation (other than a merger with a Wholly Owned Restricted Subsidiary solely for the purpose of changing the Company's jurisdiction of incorporation to another State of the United States) or sell, lease, transfer, convey or otherwise dispose of or assign all or substantially all of the assets of the Company and the Restricted Subsidiaries (taken as a whole), or assign any of its obligations under the Securities and this Indenture, to any Person or (ii) adopt a Plan of Liquidation unless, in either case:

            (a) the Person formed by or surviving such consolidation or merger (if other than the Company) or to which such sale, lease, conveyance or other disposition or assignment shall be made (or, in the case of a Plan of Liquidation, any Person to which assets are transferred) (collectively, the "Successor"), is a corporation organized and existing under the laws of the United States or any State thereof or the District of Columbia, and the Successor assumes by supplemental indenture in a form satisfactory to the Trustee all of the obligations of the Company under the Securities and this Indenture;

            (b) immediately prior to and immediately after giving effect to such transaction and the assumption of the obligations as set forth in clause (a) above and the incurrence of any


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Indebtedness to be incurred in connection therewith, no Default or Event of
Default shall have occurred and be continuing;

            (c) immediately after and giving effect to such transaction and the assumption of the obligations set forth in clause (a) above and the incurrence of any Indebtedness to be incurred in connection therewith, and the use of any net proceeds therefrom on a pro forma basis, the Consolidated Net Worth of the Company or the Successor, as the case may be, would be at least equal to the Consolidated Net Worth of the Company immediately prior to such transaction; and

            (d) the Company or such Person shall have delivered to the Trustee
(i) an Officers' Certificate stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article Eight and that all conditions precedent herein provided for relating to such transaction have been complied with and (ii) if a supplemental indenture is required in connection with such transaction, an Opinion of Counsel to the effect that such supplemental indenture has been duly authorized and executed by the Company or such Person and constitutes the legal, valid, binding and enforceable obligation of the Company or such Person (subject to customary exceptions concerning creditors' rights and equitable principles).

      SECTION 8.02. SUCCESSOR SUBSTITUTED.

            Upon any consolidation or merger or any transfer of all or substantially all of the assets of the Company in accordance with Section 8.01, the surviving Person formed by such consolidation or into which the Company is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under the Indenture with the same effect as if such surviving Person had been named as the Company herein; provided, however, that solely for purposes of computing the Basket described in subclause (iii) of the first paragraph of Section 10.11 hereof, the Basket shall not be affected by the Consolidated Net Income or other attributes of the surviving Person prior to the effective time of the merger and any such surviving Person shall be deemed to have succeeded to and be substituted for the Company only with respect to periods subsequent to the effective time of such merger, consolidation or transfer of assets.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

      SECTION 9.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

            Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

            (1) to evidence the succession of another Person to the Company and the assumption by any such Successor of the covenants of the Company contained herein and in the Securities;

            (2) to provide for uncertificated Securities in addition to or in place of certificated Securities;

            (3) to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power herein conferred upon the Company;

            (4) to add any additional Events of Default;

            (5) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee pursuant to the requirements of Section 6.10;

            (6) to provide for the accrual and compounding of interest payable in the form of Secondary Securities; or

            (7) to cure any ambiguity, defect or inconsistency or to make any other change that does not adversely affect the interests of any Holders.

            After an amendment under this Section becomes effective, the Company shall mail to Holders of Securities a notice briefly describing such amendment. The failure to give such notice to all Holders of Securities, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

      SECTION 9.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

            With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security adversely affected thereby (which may include consent obtained in connection with a tender offer or exchange offer):

            (1) extend the maturity of any Security;

            (2) affect the terms of any scheduled payment of interest on or principal of the Securities (it being understood that this paragraph (2) does not apply to changes to Sections 10.15 or 10.19 or the definitions related thereto);

            (3) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture; or

            (4) modify any of the provisions of this Section or Sections 5.13 and 10.20, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or the rights of any Holder to receive payments of principal of or interest on the Securities (it being understood that this paragraph (4) does not prevent the Holders of not less than a majority in principal amount of the Outstanding Securities to modify any of the provisions of Article Eleven, including any modifications in respect of premiums).

            It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

      SECTION 9.03. EXECUTION OF SUPPLEMENTAL INDENTURES.

            In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article Nine or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustees own rights, duties or immunities under this Indenture or otherwise.

      SECTION 9.04. EFFECT OF SUPPLEMENTAL INDENTURES.

            Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

      SECTION 9.05. CONFORMITY WITH TRUST INDENTURE ACT.

            Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect if this Indenture shall then be qualified under the TIA.

      SECTION 9.06. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

            Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of like tenor and in like principal amount.


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      SECTION 9.07. NOTICE OF SUPPLEMENTAL INDENTURES.

            Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 9.02, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 1.06, setting forth in general terms the substance of such supplemental indenture. The failure to give such notice to all Holders of Securities, or any defect therein, shall not impair or affect the validity of such supplemental indenture.

                                  ARTICLE TEN

                                    COVENANTS

      SECTION 10.01. PAYMENT OF PRINCIPAL, PREMIUM, IF ANY, AND INTEREST.

            The Company covenants and agrees for the benefit of the Holders that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture. A payment will be considered to be paid on the date it is due if the Trustee or Paying Agent holds on that date legal tender of the United States and/or, to the extent permitted by Section 3.07, Secondary Securities designated for and sufficient to pay the installment.

      SECTION 10.02. MAINTENANCE OF OFFICE OR AGENCY.

            The Company will maintain in Wilmington, Delaware, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Corporate Trust Office of the Trustee shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

            The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in Wilmington, Delaware for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.


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
      SECTION 10.03. MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST.

            If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (or premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum or Secondary Securities sufficient to pay the principal of (or premium, if any) or interest so becoming due until such sums or Secondary Securities shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

            Whenever the Company shall have one or more Paying Agents for the Securities, it will, on or before each due date of the principal of (or premium, if any) or interest on any Securities, deposit with a Paying Agent a sum or Secondary Securities sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum or Secondary Securities to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

            The Company will cause each Paying Agent (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

            (1) hold all sums or Secondary Securities held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

            (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest; and

            (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums or Secondary Securities so held in trust by such Paying Agent.

            The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums or Secondary Securities held in trust by the Company or such Paying Agent, such sums or Secondary Securities to be held by the Trustee upon the same trusts as those upon which such sums or Secondary Securities were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums or Secondary Securities.

            Any money or Secondary Securities deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (or premium, if any) or interest on any Security and remaining unclaimed for two years after such principal, premium, or interest has become due and payable shall be paid or delivered to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the


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
Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money or Secondary Securities, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment or delivery, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money or Secondary Securities remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money or Secondary Securities then remaining will be repaid or delivered to the Company.

      SECTION 10.04. CORPORATE EXISTENCE.

            Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of the Company and each Restricted Subsidiary; provided, however, that the Company shall not be required to preserve the existence of any Subsidiary or any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries as a whole and that the loss thereof is not disadvantageous in any material respect to the Holders.

      SECTION 10.05. PAYMENT OF TAXES AND OTHER CLAIMS.

            The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all material taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary and (b) all material lawful claims for labor, materials and supplies, which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

      SECTION 10.06. MAINTENANCE OF PROPERTIES.

            The Company will cause all properties owned by the Company or any Subsidiary or used or held for use in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the maintenance of any of such properties if such discontinuance is either (i) in the ordinary course of business or (ii) in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.


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
      SECTION 10.07. INSURANCE.

            The Company will at all times keep all of its and its Subsidiaries properties which are of an insurable nature insured with insurers, believed by the Company to be responsible, against loss or damage to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties, unless, the failure to provide such insurance (together with all other such failures) would not have a material adverse effect on the financial condition or results of operations of the Company and the Restricted Subsidiaries taken as a whole.

      SECTION 10.08. STATEMENT BY OFFICERS AS TO DEFAULT.

            (a) The Company will deliver to the Trustee, within 120 days after the end of its fiscal year a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this Section 10.08(a), such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

            (b) When any Default has occurred and is continuing under this Indenture, the Company shall deliver to the Trustee by registered or certified mail or by telegram, telex or facsimile transmission an officers certificate specifying such Default and what action the Company is taking or proposes to take with respect thereto within five Business Days of its occurrence.

      SECTION 10.09. LIMITATIONS ON ADDITIONAL INDEBTEDNESS.

            (i) The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, incur any Indebtedness (including, without limitation, Acquired Indebtedness) and (ii) the Company shall not permit any of its Restricted Subsidiaries to issue (except if issued to or owned beneficially and of record by the Company or any of its Restricted Subsidiaries) any Capital Stock having a preference in liquidation or with respect to the payment of dividends; provided that (A) the Company and its Restricted Subsidiaries may incur Permitted Indebtedness and (B) the Company may incur Indebtedness if, after giving effect thereto, the Company's Consolidated Fixed Charge Coverage Ratio on the date thereof would be at least 2.0 to 1.

            For purposes of determining compliance with this covenant, in the event that an item of Indebtedness may be incurred through clause (B) of this covenant or by meeting the criteria of one or more of the types of Permitted Indebtedness pursuant to clause (A), the Company, in its sole discretion, (1) may classify such item of Indebtedness under and comply with either of such clauses (or any of such definitions), as applicable, (2) may classify and divide such item of Indebtedness into more than one of such clauses (or definitions), as applicable, and (3) may elect to comply with such clauses (or definitions), as applicable, in any order.

      SECTION 10.10. [INTENTIONALLY OMITTED]


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      SECTION 10.11. LIMITATIONS ON RESTRICTED PAYMENTS.

            The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, make any Restricted Payment (except as permitted below) if at the time of such Restricted Payment:

            (i) a Default or Event of Default shall have occurred and be continuing or shall occur as a consequence thereof;

            (ii) the Company would be unable to incur an additional $1.00 of Indebtedness pursuant to the Consolidated Fixed Charge Coverage Ratio test set forth in Section 10.09 hereof; or

            (iii) the amount of such Restricted Payment, when added to the aggregate amount of all Restricted Payments made after the Issue Date (other than any Restricted Payment permitted under clause (3)(a) or (4) of the next paragraph), exceeds the sum (the "Basket") of (A) 50% of the Company's Consolidated Net Income (taken as one accounting period) from the beginning of the first fiscal quarter commencing after the Issue Date to the end of the Company's most recently ended fiscal quarter for which financial statements are available at the time of such Restricted Payment (or, if such aggregate Consolidated Net Income shall be a deficit, minus 100% of such aggregate deficit), plus (B) the net cash proceeds from the issuance and sale (other than to a Restricted Subsidiary of the Company) after the Issue Date of Qualified Stock, plus (C) the net cash proceeds from the issuance or sale (other than to a Restricted Subsidiary of the Company) of Indebtedness or shares of Disqualified Stock after the Issue Date that have been converted into or exchanged for Qualified Stock of the Company, together with the aggregate net cash proceeds received by the Company at the time of such conversion or exchange, plus (D) to the extent that any Restricted Investment that was made after the Issue Date is sold for cash or otherwise liquidated or repaid for cash, in whole or in part, the lesser of (x) the cash return of capital (including repayment in cash of Indebtedness, if applicable) with respect to such Restricted Investment (less the cost of disposition, if any) and (y) the initial amount of such Restricted Investment, plus (E) the amount of Restricted Investment outstanding in an Unrestricted Subsidiary at the time such Unrestricted Subsidiary is designated a Restricted Subsidiary of the Company in accordance with the definition of Unrestricted Subsidiary.

            The foregoing provisions will not prohibit, so long as (with respect to clauses (2) and (3) below) no Default or Event of Default shall have occurred and be continuing, (1) the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration such payment would have complied with the provisions of the Indenture; (2) the redemption of any Capital Stock of the Company in exchange for, or out of the proceeds of, the substantially concurrent sale (other than to a Restricted Subsidiary of the Company) of any Qualified Stock of the Company; (3) the redemption of Subordinated Indebtedness (a) with the net proceeds from or incurrence of Refinancing Indebtedness which refinances such Subordinated Indebtedness or (b) in exchange for, or out of the proceeds of, the substantially concurrent issue and sale of Qualified Stock of the Company (other than (x) Capital Stock sold to a Restricted Subsidiary of the Company and (y) Capital Stock purchased with the proceeds of loans from the Company or any of its Restricted Subsidiaries) and (4) the redemption of any Capital Stock of the Company held by any present or former employee or director of the Company or any of its Restricted Subsidiaries (or the estate or a trust for the benefit of any such Person) in an aggregate amount not to exceed $1.5 million in any fiscal year (provided that any unused amounts may be carried over to the immediately subsequent fiscal year but not beyond such fiscal year).

            The amounts referred to in clauses (1), (2) and (3)(b) shall be included as Restricted Payments in any computation made pursuant to clause (iii) above.

      SECTION 10.12. LIMITATIONS ON RESTRICTIONS ON DISTRIBUTIONS FROM
                     RESTRICTED SUBSIDIARIES.

            The Company will not, and will not permit any of its Restricted Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual Payment Restriction with respect to any of its Restricted Subsidiaries, except for any such Payment Restriction existing under or by reason of (a) applicable law, (b) customary non-assignment or net worth provisions in leases or other contracts entered into in the ordinary course of business and consistent with past practices, (c) purchase money obligations for property acquired in the ordinary course of business that impose restrictions on the property so acquired, (d) customary restrictions imposed on the transfer of copyrighted or patented materials, (e) the entering into of a contract for the sale or other disposition of assets, directly or indirectly, so long as such restrictions do not extend to assets that are not subject to such sale or other disposition, (f) the terms of any agreement evidencing any Indebtedness of Restricted Subsidiaries that was permitted by the Indenture to be incurred that only restricts the transfer of the assets purchased with the proceeds of such Indebtedness, (g) the terms of the Credit Agreement in effect on the Issue Date or any similar Payment Restriction under the Credit Agreement or any similar bank credit facility, provided that such similar Payment Restriction, taken as a whole, is not materially more restrictive than the Payment Restriction in effect on the Issue Date under the Credit Agreement, (h) the terms of any agreement evidencing any Acquired Indebtedness that was permitted to be incurred pursuant to the Indenture, provided that such Payment Restriction only applies to assets that were subject to such restriction and encumbrances prior to the acquisition of such assets by the Company or its Restricted Subsidiaries, (i) contracts of a Restricted Subsidiary in effect prior to such Person becoming a Restricted Subsidiary and not entered into in contemplation thereof, so long as such restriction applies only to such Restricted Subsidiary or its assets, (j) restrictions on transfer of property or assets pursuant to any Lien permitted under the Indenture, (k) the terms of any agreement in effect on the Issue Date as such Payment Restriction is in effect on the Issue Date or as thereafter amended; provided that such amended Payment Restriction is no more restrictive,
(1) the Indenture or the Securities, and (m) Refinancing Indebtedness; provided that any such Payment Restrictions that arise under such Refinancing Indebtedness are not, taken as a whole, more restrictive than those under the agreement creating or evidencing the Indebtedness being refinanced.

      SECTION 10.13. LIMITATIONS ON TRANSACTIONS WITH AFFILIATES.

            The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, in one transaction or a series of related transactions, sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from or enter into any contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any of their respective Affiliates (each of the foregoing, an "Affiliate Transaction"), unless such Affiliate Transaction is on terms that are no less favorable to the Company or the relevant Restricted Subsidiary than those that could have been obtained in a comparable transaction by the Company or such Restricted Subsidiary with an unrelated Person; provided, however, that the following shall not be deemed to be Affiliate Transactions: (i) transactions exclusively between or among (1) the Company and one or more Restricted Subsidiaries or (2) Restricted Subsidiaries; provided, in each case, that no Affiliate of the Company (other than any Person that is such an Affiliate solely because of the control of such Person by the Company) owns Capital Stock of any such Restricted Subsidiary; (ii) transactions between the Company or any Restricted Subsidiary and any qualified employee stock ownership plan established for the benefit of the Company's employees, or the establishment or maintenance of any such plan; (iii) reasonable director, officer and employee compensation and other benefit, and indemnification, arrangements approved by the Board of Directors; (iv) transactions permitted by
Section 10.11 hereof; (v) the existence of, or the performance by the Company or any Restricted Subsidiary under, any of the Transaction Documents (as defined in the Exchange Agreement) as each such agreement is in effect on the Issue Date or as amended thereafter in any manner no less favorable to the Holders; (vi) prepaid expenses and loans or advances to employees or directors of the Company or any of its Subsidiaries in the ordinary course of business; (vii) the pledge of Capital Stock of Unrestricted Subsidiaries to support the Indebtedness thereof; (viii) the entering into of a tax sharing agreement, or payments pursuant thereto, between the Company and/or one or more Subsidiaries, on the one hand, and any other Person with which the Company or such Subsidiaries are required or permitted to file a consolidated tax return or with which the Company or such Subsidiaries are or could be part of a consolidated group for tax purposes, on the other hand, which payments by the Company and its Restricted Subsidiaries are not in excess of the tax liabilities that would have been payable by them on a stand-alone basis; and (ix) the issuance and sale by the Company to its Affiliates of Qualified Stock.

      SECTION 10.14. LIMITATIONS ON LIENS.

            The Company will not incur, and will not permit any Restricted Subsidiary to, directly or indirectly create, incur, assume or suffer to exist any Lien on any property or asset now owned or hereafter acquired, or on any income, profits or proceeds therefrom, or assign or convey any right to receive income therefrom, except Permitted Liens, unless prior thereto or simultaneously therewith the Securities are equally and ratably secured; provided that if such Indebtedness is Subordinated Indebtedness the Lien securing such Indebtedness shall be expressly subordinated and junior to the Lien securing the Securities.

      SECTION 10.15. LIMITATIONS ON ASSET SALES.

            (a) The Company will not, and will not permit any of its Restricted Subsidiaries to, engage in any Asset Sale unless (i) the Company or such Restricted Subsidiary receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the assets sold, (ii) at least 80% of the consideration received by the Company or the relevant Restricted Subsidiary in respect of such Asset Sale consists of (A) cash or Cash Equivalents, (B) the assumption of Indebtedness (other than Subordinated Indebtedness) of the Company or Indebtedness of any Restricted Subsidiary, (C) Related Assets or (D) any combination of the foregoing clauses (A), (B) and (C).

            (b) If the Company or any Restricted Subsidiary engages in an Asset Sale, the Company or any Restricted Subsidiary may either, no later than 270 days after such Asset Sale, (i) apply all or any of the Net Available Proceeds therefrom to repay amounts outstanding under the Credit Agreement (including by providing cash collateral) or any other Indebtedness (other than Subordinated Indebtedness) of the Company or any Restricted Subsidiary; provided, in each case, that the related loan commitment (if any) is thereby permanently reduced by the amount of such Indebtedness so repaid or (ii) invest all or any part of the Net Available Proceeds thereof in Related Assets. Pending final disposition of Net Available Proceeds, amounts may be used to repay any amounts outstanding under the Credit Agreement. The amount of such Net Available Proceeds not applied or invested as provided in this paragraph will constitute "Excess Proceeds."

            (c) When the aggregate amount of Excess Proceeds exceeds $5.0 million, the Company shall, within 15 business days, subject to Article Twelve, make an offer to purchase (a "Net Proceeds Offer") from all Holders of Securities the maximum principal amount (expressed as a multiple of $1) of Securities that may be purchased (the "Payment Amount") out of the amount of such Excess Proceeds. Subject to Article Twelve, the offer price for the Securities will be payable in cash in an amount equal to 100% of the principal amount of the Securities tendered pursuant to a Net Proceeds Offer, plus accrued and unpaid interest, if any, to the date such Net Proceeds Offer is consummated (the "Offered Price").

            (d) The Company shall, within the time period provided in paragraph
(c) above, notify the Trustee in writing of any Net Proceeds Offer and shall, subject to Article Twelve, give written notice of such Net Proceeds Offer to each Holder of Securities in the manner provided in Section 1.06 stating:

            (1) that the Holder has the right to require the Company to repurchase such Holder's Securities at the Offered Price, subject to proration in the event the Excess Proceeds are less than the aggregate Offered Price of all Securities tendered;

            (2) the date of purchase of Securities pursuant to the Net Proceeds Offer (the "Asset Sale Purchase Date"), which shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed, or such later date as is necessary to comply with requirements under the Exchange Act or any applicable securities laws or regulations;

            (3) that any Security not tendered will continue to accrue interest pursuant to its terms;

            (4) that, unless the Company defaults in the payment of the Offered Price, any Security accepted for payment pursuant to the Net Proceeds Offer shall cease to accrue interest after the Asset Sale Purchase Date; and

            (5) the instructions a Holder must follow to accept an Net Proceeds Offer or to withdraw such acceptance in accordance with paragraph (e) of this Section.

            (e) Holders electing to have Securities purchased will be required to surrender such Securities to the Company at the address specified in the notice at least five Business Days prior to the Asset Sale Purchase Date. Holders will be entitled to withdraw their election if the Company receives, not later than three Business Days prior to the Asset Sale Purchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Securities delivered for purchase by the Holder as to which his election is to be withdrawn and a statement that such Holder is withdrawing his election to have such Securities purchased. Holders whose Securities are purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Security surrendered.

            To the extent that the aggregate Offered Price of Securities tendered pursuant to a Net Proceeds Offer is less than the Payment Amount relating thereto (such shortfall constituting a "Net Proceeds Deficiency"), the Company may use such Net Proceeds Deficiency, or a portion thereof, for general corporate purposes, subject to the limitations of Section 10.11 hereof. If the aggregate Offered Price of Securities validly tendered and not withdrawn by Holders thereof exceeds the Payment Amount, Securities to be purchased will be selected on a pro rata basis. Upon completion of such Net Proceeds Offer, the amount of Excess Proceeds remaining shall be zero.

            The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder, if applicable, in the event that an Asset Sale occurs and the Company is required to purchase Securities as described above.

      SECTION 10.16. RESTRICTIONS ON SALE AND LEASEBACK TRANSACTIONS.

            The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into, renew or extend any Sale and Leaseback Transaction unless: (i) the Company or such Subsidiary would be entitled, under Section 10.09 hereof, to incur Indebtedness in an amount equal to the Attributable Indebtedness with respect to such Sale and Leaseback; (ii) such Sale and Leaseback Transaction would not result in a violation of Section
10.14 hereof; and (iii) the Net Available Proceeds from any such Sale and Leaseback Transaction are applied in a manner consistent with the provisions of
Section 10.15 hereof.

      SECTION 10.17. RESTRICTIONS ON SALE OF CAPITAL STOCK OF RESTRICTED
                     SUBSIDIARIES.

            The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly sell or otherwise dispose of any of the Capital Stock of any Restricted Subsidiary unless: (i) (a) the Restricted Subsidiary shall remain a Restricted Subsidiary, or (b) all of the Capital Stock of such Restricted Subsidiary shall be sold or otherwise disposed of or any Capital Stock of such Restricted Subsidiary retained by the Company or its Restricted Subsidiaries is treated as an Investment and complies with the provisions described under Section 10.11 hereof, and (ii) the Net Available Proceeds from any such sale or disposition are applied in a manner consistent with the provisions described under Section 10.15 hereof.

      SECTION 10.18. REPORTS.

            The Company has agreed that, for so long as any Securities remain outstanding, it will furnish to the Holders and beneficial holders of Securities and to prospective purchasers of Securities designated by the Holders of Securities and to broker-dealers, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

      SECTION 10.19. PURCHASE OF SECURITIES UPON CHANGE OF CONTROL.

            (a) Upon the occurrence of a Change of Control, subject to Article Twelve, the Company shall be obligated to make an offer to purchase (a "Change of Control Offer") all of the then Outstanding Securities, in whole or in part, from the Holders of such Securities in integral multiples of $1 or integral multiples thereof, at a purchase price (the "Change of Control Purchase Price") equal to 101% of the principal amount of such Securities, plus accrued and unpaid interest, if any, to the Change of Control Purchase Date (as defined below), in accordance with the procedures set forth in paragraphs (b), (c) and
(d) of this Section. The Company shall, subject to the provisions described below and the provisions of Article Twelve, be required to purchase all Securities properly tendered into the Change of Control Offer and not withdrawn.

            (b) The Change of Control Offer is required to remain open for at least 20 Business Days and until the close of business on the fifth Business Day prior to the Change of Control Purchase Date (as defined below) or for such longer period as required by law.

            (c) Not later than the 30th day following any Change of Control, subject to the provisions of Article Twelve, the Company shall give to the Trustee in the manner provided in Section 1.05 hereof, who shall mail at the Company's expense to each Holders of Securities, a copy of the Change of Control Offer, which shall state, among other things, the procedures that Holders must follow to accept the Change of Control Offer and stating:

            (1) that a Change in Control has occurred and that such Holder has the right to require the Company to repurchase such Holder's Securities, or portion thereof, at the Change of Control Purchase Price;

            (2) any information regarding such Change of Control required to be furnished pursuant to Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder;

            (3) a purchase date (the "Change of Control Purchase Date") which shall be on a Business Day and no earlier than 30 days nor later than 60 days from the date of such notice is mailed;

            (4) that any Security, or portion thereof, not tendered or accepted for payment will continue to accrue interest;

            (5) that unless the Company defaults in depositing money with the Paying Agent in accordance with the last paragraph of clause (d) of this
      Section 10.19, or payment is otherwise prevented, any Security, or portion thereof, accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Purchase Date; and

            (6) the instructions a Holder must follow in order to have his, her or its Securities repurchased in accordance with paragraph (d) of this Section.

            (d) Holders electing to have Securities purchased will be required to surrender such Securities to the Paying Agent at the address specified in the Change of Control Notice at least five Business Days prior to the Change of Control Purchase Date. Holders will be entitled to withdraw their election if the Paying Agent receives, not later than three Business Days prior to the Change of Control Purchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the certificate number(s) (in the case of Physical Securities) and principal amount of the Securities delivered for purchase by the Holder as to which his, her or its election is to be withdrawn and a statement that such Holder is withdrawing his, her or its election to have such Securities purchased. Holders whose Securities are purchased only in part will be issued new Securities of like tenor and equal in principal amount to the unpurchased portion for the Securities surrendered.

            On or prior to 10:00 A.M., New York City time, on the Change of Control Purchase Date, the Company shall (i) accept for payment Securities or portion thereof validly tendered (and not withdrawn) pursuant to the Change of Control Offer, (ii) irrevocably deposit with the Paying Agent money sufficient to pay the purchase price of all Securities or portions thereof so tendered, and
(iii) deliver or cause to be delivered to the Trustee the Securities so accepted. The Paying Agent shall promptly mail or deliver to Holders of the Securities so tendered payment in an amount equal to the Change of Control Purchase Price for the Securities, and the Company shall execute and, upon Company Order, the Trustee shall authenticate and mail or make available for delivery to such Holders a new Security of like tenor and equal in principal amount to any unpurchased portion of the Security which any such Holder did not surrender for purchase. The Company shall announce the results of a Change of Control Offer on or as soon as practicable after the Change of Control Purchase Date. For purposes of this Section 10.19, the Trustee will act as the Paying Agent.

            (e) The Company's obligation to make a Change of Control Offer will be satisfied if a third party makes the Change of Control Offer in the manner and at the times and otherwise in compliance with the requirements applicable to a Change of Control Offer made by the Company and purchases all Securities properly tendered and not withdrawn under such Change of Control Offer.

            (f) The Company shall comply with Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable, in the event that a Change of Control occurs and the Company is required to purchase Securities as described in this Section 10.19.

      SECTION 10.20. WAIVER OF CERTAIN COVENANTS.

            The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 10.07 or Sections 10.09 through 10.19, inclusive, if before or after the time for such compliance (including after the occurrence and during the existence of a Default or an Event of Default) the Holders of at least a majority in principal amount of the Outstanding Securities, by Act of such Holders, waive such compliance (including in connection with a tender offer or exchange offer) in such instance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

      SECTION 11.01. RIGHT OF REDEMPTION.

            The Securities may be redeemed at the option of the Company, as a whole or from time to time in part, at any time on or after August 3, 2005, at the Redemption Prices (expressed as percentages of principal amount) set forth below, if redeemed during the twelve-month period beginning on August 3 of the year indicated below:

                   Optional Year            Redemption Price
                   -------------            ----------------
      2005 .............................        103%
      2006 .............................        102%
      2007 .............................        101%
      2008 and thereafter ..............        100%

together in the case of any such redemption with accrued and unpaid interest thereon and, if any, to the applicable Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on an Interest Payment Date that is on or prior to such Redemption Date), all as provided herein.

            Notwithstanding the foregoing, at any time on or prior to August 3, 2002, the Company may redeem up to 35% of the aggregate principal amount of Securities originally issued from the net cash proceeds of one or more Public Equity Offerings, at a redemption price equal to 111.25% of the principal amount thereof, together with accrued and unpaid interest thereon and premium, if any, to the Redemption Date, provided that notice of such redemption is given to the Holders of Securities pursuant to Section 1.06 hereof within 60 days after any such Public Equity Offering closes.

      SECTION 11.02. APPLICABILITY OF ARTICLE.

            Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article and Article Twelve.

      SECTION 11.03. ELECTION TO REDEEM; NOTICE TO TRUSTEE.

            The election of the Company to redeem any Securities pursuant to
Section 11.01 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to Section 11.04.

      SECTION 11.04. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

            If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption on a pro rata basis, by lot or by any other method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Securities; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Security not redeemed to less than $1.

            The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

            For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

      SECTION 11.05. NOTICE OF REDEMPTION.

            Notice of redemption shall be given in the manner provided for in
Section 1.06 not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed.

            All notices of redemption shall state:

            (1) the Redemption Date,

            (2) the Redemption Price and the amount of accrued interest, if any, to the Redemption Date payable as provided in Section 11.07, if any,

            (3) if less than all Outstanding Securities are to be redeemed, the identification (and, in the case of a partial redemption, the principal amounts) of the particular Securities to be redeemed,

            (4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the holder will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

            (5) that on the Redemption Date the Redemption Price (and accrued interest, if any, to the Redemption Date payable as provided in Section 11.07) will become due and payable upon each such Security, or the portion thereof, to be redeemed, and that interest thereon will cease to accrue on and after said date, and

            (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price and accrued interest, if any.

            Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

      SECTION 11.06. DEPOSIT OF REDEMPTION PRICE.

            Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of, and accrued interest on, all the Securities which are to be redeemed on that date.

      SECTION 11.07. SECURITIES PAYABLE ON REDEMPTION DATE.

            Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.07.

            If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Securities.

      SECTION 11.08. SECURITIES REDEEMED IN PART.

            Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company maintained for such purpose pursuant to Section 10.02 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                 ARTICLE TWELVE

                                  SUBORDINATION

      SECTION 12.01. AGREEMENT TO SUBORDINATE.

            The Company agrees, and each Holder by accepting a Security agrees, that Subordinated Debt is expressly subordinated and made junior in right of payment, to the extent and in the manner provided in this Article Twelve, to the prior payment in full of all Senior Debt. The provisions of this Article Twelve are for the express and intended benefit of the Senior Creditors. The Senior Creditors are obligees under this Article Twelve and the Senior Creditors (or any Senior Creditor) may enforce the provisions of this Article Twelve directly. Notwithstanding anything contained in this Indenture to the contrary, other than the obligations to the Trustee under Section 6.07 hereof, all of the provisions of this Indenture and the Securities shall be subject to the provisions of this Article Twelve.

      SECTION 12.02. LIQUIDATION, DISSOLUTION, BANKRUPTCY.

            In the event of any Bankruptcy or Insolvency Proceedings with respect to the Company:

            (a) the Senior Creditors shall be entitled to receive payment in full of all Senior Debt before either the Trustee or the Holders shall be entitled to receive any Payment or Distribution on Account of Subordinated Debt (other than payment in Reorganization Securities in compliance with Section 12.04(b) below);

            (b) Senior Creditors of the Company shall be entitled to receive (until payment in full of all Senior Debt) any Payment or Distribution on Account of Subordinated Debt which may be payable or deliverable to the Trustee or any Holder (including any such payment or distribution payable or deliverable by virtue of the provisions of, or any security for, any Instrument governing Indebtedness which is subordinate and junior in right of payment to the Subordinated Debt) other than payment in Reorganization Securities in compliance with Section 12.04(b) below; and

            (c) the Company shall be permitted to pay the Trustee any amounts due pursuant to Section 6.07 hereof.

      SECTION 12.03. LIMITATIONS ON PAYMENTS.

            Except as and to the extent expressly permitted by Section 12.04 hereof, the Company shall not make any Payment or Distribution on Account of Subordinated Debt unless and until all Senior Debt has been paid in full.

      SECTION 12.04. PERMITTED PAYMENTS.

            The Company shall be permitted to:

            (a) pay accrued unpaid interest (including Defaulted Interest) on the Securities through the issuance of Secondary Securities in an aggregate principal amount not in excess of the amount of such accrued unpaid interest, in accordance with the provisions and limitations of
      Section 3.07 of this Indenture;

            (b) issue Reorganization Securities in a Bankruptcy or Insolvency Proceeding with respect to the Company, in exchange for Subordinated Debt, in compliance with the restrictions on such issuance set forth in the definition of Reorganization Securities; and

            (c) pay to the Trustee any amounts pursuant to Section 6.07 hereof.

      SECTION 12.05. LIMITATION ON REMEDIES.

            Until the payment in full of the Senior Debt, the Trustee shall not and the Holders shall not direct or instruct the Trustee to:

            (a) take any Enforcement Action other than: (i) in a Bankruptcy or Insolvency Proceeding relating to the Company, filing proofs of claim with respect to Subordinated Debt and voting with respect to classification and treatment of Subordinated Debt under a plan of reorganization of the Company; and (ii) exercising equitable remedies (not involving any payment of money) to specifically enforce affirmative or negative covenants (excluding covenants requiring payment of money) under this Indenture;

            (b) take any action to challenge (i) the validity or enforceability of any Senior Debt, any Senior Debt Documents or this Article Twelve or
      (ii) the validity, attachment, perfection or priority of any of the Liens securing or purported to secure any Senior Debt; or

            (c) vote in favor of any plan of reorganization of the Company that impairs any Senior Debt and that is not approved by the Senior Creditors.

      SECTION 12.06. WHEN DISTRIBUTION MUST BE PAID OVER.

            If any Payment or Distribution on Account of Subordinated Debt is made to Holders that, because of this Article Twelve, should not have been made to them, the Holders who receive such Payment or Distribution on Account of Subordinated Debt shall hold it in trust for Senior Creditors and pay over or deliver the same to the Senior Creditors as their interests appear. If any Payment or Distribution on Account of Subordinated Debt is made to the Trustee that, because of this Article Twelve, should not have been made to the Trustee, the Trustee shall hold such Payment or Distribution on Account of Subordinated Debt for the benefit of Senior Creditors and pay over or deliver the same to the Senior Creditors as their interests appear. Payments or Distributions on Account of Subordinated Debt paid over or delivered to Senior Creditors pursuant to this Article Twelve (i) that are in the form of cash shall be used to pay Senior Debt, and (ii) that are not in the form of cash shall be held by the Senior Creditors or their Representatives as security for Senior Debt. Cash proceeds of any such non-cash distributions shall be used to pay Senior Debt.

      SECTION 12.07. SUBROGATION.

            After all Senior Debt is paid in full and until the Securities are paid in full, the Holders shall be subrogated to the rights of Senior Creditors to receive distributions applicable to Senior Debt. A distribution made under this Article Twelve to Senior Creditors which otherwise would have been made to the Holders is not, as between the Company and Holders, a payment by the Company on Senior Debt.

      SECTION 12.08. NO LIENS SECURING SUBORDINATED DEBT.

            The Company shall at no time grant to the Trustee or any Holder, and neither the Trustee nor any Holder shall at any time acquire, demand, receive or accept, whether consensually or by attachment, levy, execution, distraint or otherwise, any Lien as security for Subordinated Debt. Any Lien acquired in violation of the foregoing sentence shall be null and void ab initio, and neither the Trustee nor any Holder shall have any rights, remedies, claims, benefits or priorities as secured party, as judgment creditor or otherwise, in relation to any Property subject to any such Lien.

      SECTION 12.09. RELATIVE RIGHTS.

            This Article Twelve defines the relative rights of the Holders and Senior Creditors. Nothing in this Indenture shall impair, as between the Company and Holders, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Securities in accordance with their terms.

      SECTION 12.10. SUBORDINATION MAY NOT BE IMPAIRED BY COMPANY.

            No right of any Senior Creditor to enforce the subordination of the Subordinated Debt shall be impaired by any act or failure to act by the Company or by its failure to comply with this Indenture regardless of any knowledge thereof which any such Senior Creditor may have or may otherwise be charged with.

      SECTION 12.11. DISTRIBUTION OR NOTICE TO REPRESENTATIVE.

            Whenever a distribution is to be made or a notice given to Senior Creditors, the distribution may be made and the notice given to their Representative (if any).

      SECTION 12.12. ARTICLE TWELVE NOT TO PREVENT EVENTS OF DEFAULT.

            The failure to make a payment pursuant to the Securities by reason of any provision in this Article Twelve shall not be construed as preventing the occurrence of a Default or Event of Default.

      SECTION 12.13. TRUSTEE ENTITLED TO RELY.

            Upon any payment or distribution pursuant to this Article Twelve, the Trustee and the Holders shall be entitled to rely (i) upon any order or decree of a court of competent jurisdiction in which any Bankruptcy or Insolvency Proceeding relating to the Company is pending, or (ii) upon the Representatives for the Senior Creditors, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the Senior Creditors and other Indebtedness of the Company to the extent it constitutes Senior Debt, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Twelve.

      SECTION 12.14. TRUSTEE TO EFFECTUATE SUBORDINATION.

            Each Holder by accepting a Security authorizes and directs the Trustee on his, her or its behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination between the Holders and the Senior Creditors as provided in this Article Twelve and appoints the Trustee as attorney-in-fact for any and all such purposes, including, in the event of any Bankruptcy or Insolvency Proceeding, the immediate filing of a claim for the unpaid balance of their Securities in the form required in said proceeding and causing said claim to be approved.

      SECTION 12.15. RELIANCE BY SENIOR CREDITORS ON SUBORDINATION PROVISIONS.

            Each Holder by accepting a Security acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each Senior Creditor, whether such Senior Debt was created or acquired before or after the issuance of the Securities, to acquire and continue to hold such Senior Debt and such Senior Creditor shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold such Senior Debt.

      SECTION 12.16. MISCELLANEOUS SUBORDINATION PROVISIONS.

            (a) The subordination provisions contained herein are solely for the benefit of the Senior Creditors and their assignees and beneficiaries and may not be rescinded, cancelled, amended or modified in any way other than any amendment or modification that has been approved in advance in writing by the Senior Creditors.

            (b) No right of any present or future Senior Creditor to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such Senior Creditor, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such Senior Creditor may have or be otherwise charged with.

            (c) Without in any way limiting the generality of Section
12.16(b), the Senior Creditors may, at any time and from time to time, without the consent of or notice to the Trustee or to the Holders of the Securities, without incurring responsibility to the Holders and without impairing or releasing the subordination provided in this Article Twelve or the obligations hereunder of the Trustee or the Holders to the Senior Creditors, do any one or more of the following, without limitation: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter the terms of the Senior Debt, or amend in any manner any Instrument evidencing, guaranteeing or securing or otherwise relating to Senior Debt (including, without limitation, increasing the amount of Indebtedness incurred thereunder or available to be borrowed thereunder); (ii) sell, exchange, release or otherwise deal with any Property pledged, mortgaged or otherwise securing Senior Debt; (iii) release any Person liable in any manner for the Senior Debt; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

            (d) The subordination provisions of this Article Twelve shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Senior Debt is, pursuant to applicable law, avoided, recovered, or rescinded or must otherwise be restored or returned by any Senior Creditor, whether as a "voidable preference," "fraudulent conveyance," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made.

            (e) The Trustee shall be deemed not to owe any fiduciary duty to the Senior Creditors.

      SECTION 12.17. LEGENDS.

            Until the payment in full of all Senior Debt, the Subordination Legend shall be inserted on the face of each Security as provided in Section
2.02 hereof, and upon receipt by the Trustee of evidence from the Senior Creditors that the Senior Debt has been paid in full, the Trustee shall promptly remove such Subordination Legend from the face of each Security.

                                ARTICLE THIRTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

      SECTION 13.01. COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT
                     DEFEASANCE.

            The Company may, at its option by Board Resolution and at any time, with respect to the Securities, elect to have either Section 13.02 or Section
13.03 be applied to all

Outstanding Securities upon compliance with the conditions set forth below in this Article Thirteen.

      SECTION 13.02. DEFEASANCE AND DISCHARGE.

            Upon the Company's exercise under Section 13.01 of the option applicable to this Section 13.02, the Company shall be deemed to have been discharged from its obligations with respect to all Outstanding Securities on the date the conditions set forth in Section 13.04 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 13.05 and the other Sections of this Indenture referred to in (A) and (B) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities to receive, solely from the trust fund described in Section 13.04 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any, on) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 3.04, 3.05, 3.06, 10.02 and 10.03, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and
(D) the provisions under this Article Thirteen. Subject to compliance with this Article Thirteen, the Company may exercise its option under this Section 13.02 notwithstanding the prior exercise of its option under Section 13.03 with respect to the Securities.

      SECTION 13.03. COVENANT DEFEASANCE.

            Upon the Company's exercise under Section 13.01 of the option applicable to this Section 13.03, the Company shall be released from its obligations under any covenant contained in Section 8.01(c) and in Sections
10.04 through 10.07 and 10.09 through 10.19 on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Sections 5.01(3) and
(4), but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

      SECTION 13.04. CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.

            The following shall be the conditions to application of either
Section 13.02 or Section 13.03 to the Outstanding Securities:

            (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.08 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities,
      (A) cash in United States dollars, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (and premium, if any) and interest on the Outstanding Securities on the Stated Maturity (or Redemption Date, if applicable) of such principal (and premium, if any) or installment of interest; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities. Before such a deposit, the Company may give to the Trustee, in accordance with Section 11.03 hereof, a notice of its election to redeem all of the Outstanding Securities at a future date in accordance with Article Eleven hereof, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing.

            (2) No Default or Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit or, insofar as paragraphs (8) and (9) of Section 5.01 hereof are concerned, at any time during the period ending on the 123rd day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

            (3) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company or any of its Restricted Subsidiaries is a party or by which the Company or any of its Restricted Subsidiaries is bound, and all Senior Debt shall have been paid in full.

            (4) The Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred (in the case of legal defeasance, such Opinion of Counsel must refer to and be based upon a published ruling of the Internal Revenue Service or a change in applicable federal income tax laws).

            (5) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section
      13.02 or the covenant defeasance under Section 13.03 (as the case may be) have been complied with.

            (6) Such legal defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest under this Indenture or the Trust Indenture Act.

            (7) The Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders of the Outstanding Securities over other creditors of the Company with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others.

      SECTION 13.05. DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD
                     IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

            Subject to the provisions of the last paragraph of Section 10.03, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 13.05, the "Trustee") pursuant to Section 13.04 in respect of the Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

            The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Governmental Obligations deposited pursuant to Section 13.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

            Anything in this Article Thirteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 13.04 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance, as applicable, in accordance with this Article.

      SECTION 13.06. REPAYMENT TO THE COMPANY.

            Subject to Sections 4.01, 6.06, 13.01, 13.02 and 13.03, the Trustee shall promptly pay to the Company upon receipt by the Trustee of the Company's request accompanied by an Officers' Certificate, any excess money, determined in accordance with the provisions of Sections 13.02 and 13.03, held by it at any time. The Trustee and the Paying Agent shall pay to the Company upon receipt by the Trustee or the Paying Agent, as the case may be, of an

Officers' Certificate, any money held by it for the payment of principal, interest, premium (if any) that remains unclaimed for two years after payment to the Holders is required; provided, however, that the Trustee and the Paying Agent, before being required to make any payment, may, but need not, cause to be published at the Company's expense once in a newspaper of general circulation in The City of New York, or mail to each Holder entitled to such money, notice that such money remains unclaimed and that after a date specified therein, which shall be at least 30 days from the date of the publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company, Holders entitled to money must look solely to the Company for payment, as general creditors, unless an applicable abandoned property law designates another person, and all liability of the Trustee or Paying Agent with respect to the money shall cease thereon.

      SECTION 13.07. REINSTATEMENT.

            If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 13.05 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 13.02 or 13.03, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with
Section 13.05; provided, however, that if the Company makes any payment of principal of (or premium, if any) or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                             ----------------------

            This Indenture may be signed in any number of counterparts each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.


                                    SCOVILL FASTENERS INC.


                                    By: /s/ John H. Champagne
                                       ---------------------------------------
                                       Title: Chief Executive Officer



                                    WILMINGTON TRUST COMPANY


                                    By: /s/ James D. Nesci
                                       ---------------------------------------
                                       Title: Authorized Signer

                                                                       EXHIBIT A


                                FACE OF SECURITY

                             SCOVILL FASTENERS INC.


                   14% Subordinated Pay-In-Kind Bonds due 2013

                [CUSIP]  [CINS]             $_____________     _________________
No.  _______
                                             _____________     _________________


            SCOVILL FASTENERS INC., a Delaware corporation (the "Company," which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to ___________, or its registered assigns, the principal sum of ____________________________________ Dollars ($___________), on
July 31, 2013.

      Interest Payment Dates:     January 31 and July 31 of each year,
                                  commencing January 31, 2002.

      Regular Record Dates:       January 15 and July 15 of each year.

            Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by a duly authorized officer.


                                    SCOVILL FASTENERS INC.


                                    By:
                                       ---------------------------------------
                                       Title:




                (FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION)

This is one of the 14% Subordinated Pay-in-Kind Bonds due 2013 described in the within-mentioned Indenture.

Date:  --------------                 WILMINGTON TRUST COMPANY,
                                      as Trustee
                                    By:
                                       ---------------------------------------
                                       Authorized Signatory


                                     A-1-2

                                  REVERSE SIDE OF SECURITY

                                   SCOVILL FASTENERS INC.


                   14% Subordinated Pay-In-Kind Bonds Due 2013

1.    Principal and Interest.
      ----------------------

            Subject to Article Twelve of the Indenture (as hereinafter defined):

            The Company will pay the principal of this Security on July 31, 2013.

            The Company promises to pay interest on the principal amount of this Security, including the principal amount of Secondary Securities (as defined below), on each Interest Payment Date, as set forth below, at the rate of 14% per annum.

            Interest will be payable semiannually (to the Holders of record of the Securities (or any predecessor Securities) at the close of business on the January 15 and July 15 immediately preceding the Interest Payment Date, on each Interest Payment Date, commencing January 31, 2002.

            If the Indenture (as defined below) is then qualified under the TIA, the Holder of this Security will be entitled to the benefits of the Registration Rights Agreement, dated as of August 3, 2001, between the Company and the Investors party thereto (the "Registration Rights Agreement") to the extent provided for therein; however, the Company shall have no obligation to qualify this Indenture under the TIA.

            Interest on this Security will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from August 3, 2001; provided that, if there is no existing default in the payment of interest and if this Security is authenticated between a Regular Record Date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such Interest Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

            The Company shall pay interest on overdue principal, premium, if any, and interest on overdue installments of interest, to the extent lawful, at a rate per annum equal to the rate of interest applicable to the Securities; provided, however, that on any Interest Payment Date, prior to the Maturity of this Security, the Company, at its option and in its sole discretion, may, as hereafter provided, pay interest on this Security, in whole or in part, through the issuance of additional Securities ("Secondary Securities").

2.    Method of Payment.
      -----------------

            Subject to Article Twelve of the Indenture, the Company will pay interest (including by the issuance of Secondary Securities, but excluding defaulted interest) on the principal amount of the Securities on each January 31 and July 31 (each, an "Interest Payment


                                     A-1-3

Date") to the persons who are Holders (as reflected in the Security Register at the close of business on the January 15 and July 15 immediately preceding the Interest Payment Date).

            The Company will pay principal, premium, if any, and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts; provided, however, that interest may also be paid by the issuance of Secondary Securities as provided herein. Payment of the principal of (and premium, if any) and interest on the Securities will be made at the office or agency of the Company maintained for that purpose in Wilmington, Delaware (which shall be the Corporate Trust Office of the Trustee, unless the Company shall designate and maintain some other office or agency for such purpose), or at such other office or agency of the Company as may be maintained for such purpose, in lawful money of the United States of America, or payment of interest may be made at the option of the Company by wire transfer in immediately available funds or, (i) in the case of Physical Securities only, by check mailed to the address of the Person entitled thereto pursuant to Section
3.08 of the Indenture, to the address of such Person as it appears in the Security Register, (ii) wire transfer in immediately available funds to an account located in the United States maintained by the payee or (iii) in the event interest is to be paid in Secondary Securities in accordance with Section
3.07 of the Indenture, Secondary Securities mailed to the address of the Person entitled thereto as such address shall appear on the Security Register. If a payment date is a date other than a Business Day at a place of payment, payment may be made at that place on the next succeeding day that is a Business Day and no interest shall accrue for the intervening period.

            On each Interest Payment Date prior to the Maturity of this Security, in lieu of cash payments of interest on the Securities, the Company at its option and in its sole discretion may pay interest on this Security, in whole or in part by the issuance of Secondary Securities. Any such Secondary Securities shall be governed by the Indenture and shall be subject to the same terms (including the maturity date and the rate of interest from time to time payable thereon) as this Security (except, as the case may be, with respect to the title, issuance date and aggregate principal amount). The Trustee shall, upon the Company's Order, authenticate and deliver Secondary Securities for original issuance to the Person, in whose name this Security is registered at the close of business on the relevant Regular Record Date, in the aggregate principal amount required to pay such interest; provided, however, that each such issuance of Secondary Securities shall be made as nearly as possible pro rata with respect to the aggregate principal amount of Outstanding Securities held by all Holders on such Regular Record Date.

3.    Paying Agent and Security Registrar.
      -----------------------------------

            Initially, the Trustee will act as Paying Agent and Security Registrar. The Company may change any Paying Agent or Security Registrar upon written notice thereto. The Company, any Subsidiary or any Affiliate of any of them may act as Paying Agent, Security Registrar or co-registrar.

4.    Indenture; Limitations.
      ----------------------

            The Company issued the Securities under an Indenture dated as of August 3, 2001 (the "Indenture"), between the Company and Wilmington Trust Company, as trustee (the "Trustee"). Capitalized terms herein are used as defined in the Indenture unless otherwise


                                     A-1-4
indicated. The terms of the Securities include those stated in the Indenture and if this Indenture is then qualified under the TIA, those made part of the Indenture by reference to the TIA. If this Indenture is qualified under the TIA, the Securities are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Security and the terms of the Indenture, the terms of the Indenture shall control.

            The Securities are general unsecured obligations of the Company, subordinated in right of payment to Senior Debt as provided in Article Twelve of the Indenture (the "Subordination Article"). The Indenture limits the aggregate principal amount of the Securities to $40,193,861 plus the aggregate principal amount of Secondary Securities issued pursuant to the Indenture.

5.    Redemption.
      ----------

            Optional Redemption. Subject to Article Twelve of the Indenture, the Securities may be redeemed at the option of the Company, in whole or in part, at any time and from time to time on or after August 3, 2005 at the following Redemption Prices (expressed in percentages of principal amount), plus accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date), if redeemed during the 12-month period beginning on August 3 of each of the years set forth below:

                   Optional Year                Redemption Price
                   -------------                ----------------
      2005 ..............................            103%
      2006 ..............................            102%
      2007 ..............................            101%
      2008 and thereafter ...............            100%

            In addition to the optional redemption of the Securities in accordance with the provisions of the preceding paragraph, and subject to Article Twelve of the Indenture, at any time or from time to time on or prior to August 3, 2002, the Company may redeem up to 35% of the aggregate principal amount of the Securities with the net cash proceeds of one or more Public Equity Offerings, at 111.25% of the principal amount thereof, together with accrued and unpaid interest, if any, to the Redemption Date; provided, however, that notice of such redemption is given to the Holders within 60 days after such Public Equity Offerings.

            Notice of a redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder to be redeemed at such Holder's last address as it appears in the Security Register. Securities in original denominations larger than $1 may be redeemed in part in integral multiples of $1. On and after the Redemption Date, interest ceases to accrue on Securities or portions of Securities called for redemption, unless the Company defaults in the payment of the Redemption Price.


                                     A-1-5

6.    Repurchase upon a Change in Control and Asset Sales.
      ---------------------------------------------------

            (a) Subject to Article Twelve of the Indenture, upon the occurrence of a Change of Control, the Company is obligated to make an offer to purchase all outstanding Securities at a redemption price of 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase and
(b) upon Asset Sales, the Company may be obligated to make offers to purchase Securities with a portion of the Net Available Proceeds of such Asset Sales at a redemption price of 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase. Such obligations are subject to the provisions of the Article Twelve of the Indenture, which prohibits any such offers, payments, purchases or redemptions until all Senior Debt is paid in full.

7.    Subordination.
      -------------

            The Securities are subordinated to the Senior Debt, as defined in the Indenture. To the extent provided in the Indenture, the Senior Debt must be paid before the Securities may be paid. The Company agrees, and each Holder by accepting a Security agrees, to the subordination provisions contained in the Indenture.

8.    Denominations; Transfer; Exchange.
      ---------------------------------

            The Securities are in registered form without coupons, in denominations of $1 and integral multiples thereof. All amounts not included in the Secondary Securities as a result of the principal amount of such Secondary Securities being rounded down to the nearest $1.00 shall not carry forward to the next Interest Payment Date and shall be forever forfeited. A Holder may register the transfer or exchange of Securities in accordance with the Indenture. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Security Registrar need not register the transfer or exchange of any Securities selected for redemption (except the unredeemed portion of any Security being redeemed in part). Also, it need not register the transfer or exchange of any Securities for a period of 15 days before a selection of Securities to be redeemed is made.

9.    Persons Deemed Owners.
      ---------------------

            A Holder may be treated as the owner of a Security for all purposes.

10.   Unclaimed Money.
      ---------------

            If money for the payment of principal, premium, if any, or interest remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to the money must look to the Company for payment, unless an abandoned property law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.


                                     A-1-6

11.   Discharge Prior to Redemption or Maturity.
      -----------------------------------------

            Subject to Article Twelve of the Indenture, if the Company irrevocably deposits, or causes to be deposited, with the Trustee money or U.S. Government Obligations sufficient to pay the then outstanding principal of, premium, if any, and accrued interest on the Securities (a) to redemption or maturity, the Company will be discharged from the Indenture and the Securities, except in certain circumstances for certain sections thereof, and (b) to the Stated Maturity, the Company will be discharged from certain covenants set forth in the Indenture.

12.   Amendment; Supplement; Waiver.
      -----------------------------

            Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or the consent of any Holder, the parties thereto may amend or supplement the Indenture or the Securities to, among other things, cure any ambiguity, defect or inconsistency and make any change that does not materially adversely affect the rights of any Holder.

13.   Restrictive Covenants.
      ---------------------

            The Indenture contains certain covenants, including, without limitation, covenants with respect to the following matters: (i) Indebtedness;
(ii) Restricted Payments; (iii) sales of Capital Stock of Restricted Subsidiaries; (iv) transactions with Affiliates; (v) Liens; (vi), disposition of proceeds of Asset Sales; (vii), dividends and other payment restrictions affecting Restricted Subsidiaries; and (viii) merger and certain transfers of assets. Within 120 days after the end of each fiscal year, the Company must report to the Trustee on compliance with such limitations.

14.   Successor Persons.
      -----------------

            When a successor person or other entity assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor person will be released from those obligations.

15.   Remedies for Events of Default.
      ------------------------------

            Subject to Article Twelve of the Indenture, if an Event of Default, as defined in the Indenture, occurs and is continuing, the Trustee or the Holders of not less than 51% in principal amount of the Securities then outstanding may declare all the Securities to be immediately due and payable. If a bankruptcy or insolvency default with respect to the Company or any of its Significant Subsidiaries occurs and is continuing, the Securities automatically become immediately due and payable. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of at least a majority in principal amount of the Securities then outstanding may direct the Trustee in its exercise of any trust or power.


                                     A-1-7

16.   Trustee Dealings with Company.
      -----------------------------

            The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may make loans to, accept deposits from, perform services for, and otherwise deal with, the Company, and its Affiliates as if it were not the Trustee.

17.   Authentication.
      --------------

            This Security shall not be valid until the Trustee signs the certificate of authentication on the other side of this Security.

18. No Personal Liability of Directors, Officers, Employees, Stockholders or Incorporators.
      -------------------------------------------------------------------------

            No director, officer, employee, incorporator or stockholder, as such, of the Company shall have any liability for any obligations of the Company under the Securities or for any claim based on, in respect of, or by reason of, such obligations or their creations. Each Holder by accepting a Security waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Securities.

19.   Abbreviations.
      -------------

            Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors
Act).

            The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to Scovill Fasteners Inc., Attention: Chief Financial Officer.


                                     A-1-8

                            [FORM OF TRANSFER NOTICE]


            FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

_______________________________________________________________________________
(Please print or typewrite name and address including zip code of assignee)

_______________________________________________________________________________
the within Security and all rights thereunder, hereby irrevocably constituting and appointing

_________________________________________________________ attorney to transfer such Security on the books of the Company with full power of substitution in the premises.


                     [THE FOLLOWING PROVISION TO BE INCLUDED
             ON ALL SECURITIES OTHER THAN PERMANENT OFFSHORE GLOBAL SECURITIES AND PERMANENT OFFSHORE PHYSICAL SECURITIES]

            In connection with any transfer of this Security occurring prior to the date which is the earlier of the date of an effective Registration Statement or the end of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                         [Check One]

[__] (a) this Security is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or

[__]       (b) this Security is being transferred other than in accordance with
           (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Security Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 3.12 of the Indenture shall have been satisfied.

Date:_________________  ______________________________________________________


                                     A-1-9

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee/1/    __________________________


TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

            The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:______________________  _________________________________________________
                              NOTICE:  To be executed by an executive officer



                       OPTION OF HOLDER TO ELECT PURCHASE

            If you wish to have this Security purchased by the Company pursuant to Section 10.15 or Section 10.19 of the Indenture, check the Box: [_]

            If you wish to have a portion of this Security purchased by the Company pursuant to Section 10.15 or Section 10.19 of the Indenture, state the amount (in original principal amount) below:

                                   $_____________________.

____________________

/1/ The Holder's signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Security Registrar which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security Registrar in addition to or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Date:           __________________________
Your Signature: _______________________________________

(Sign exactly as your name appears on the other side of this Security)


                                     A-1-10

Signature Guarantee/2/____________________________

____________________

/1/ The Holder's signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Security Registrar which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security Registrar in addition to or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                     A-1-11

                                                                       EXHIBIT B


                               FORM OF CERTIFICATE
                              TO BE DELIVERED UPON
                        TERMINATION OF RESTRICTED PERIOD


Wilmington Trust Company
1100 North Market Street
Rodney Square North
Wilmington, DE 19890


Attention:  Corporate Trust Division

Re:   Scovill Fasteners Inc. (the "Company")
      14% Subordinated Pay-in-Kind Bonds Due 2013
      (the "Securities")

Ladies and Gentlemen:

            This letter relates to $__________ principal amount of Securities represented by the offshore global Security certificate (the "Offshore Global Security"). Pursuant to Section 3.12 of the Indenture dated as of August 3, 2001 relating to the Securities (the "Indenture"), we hereby certify that (1) we are the beneficial owner of such principal amount of Securities represented by the Offshore Global Security and (2) we are a Non-U.S. Person to whom the Securities could be transferred in accordance with Rule 904 of Regulation S promulgated under the Securities Act of 1933, as amended ("Regulation S"). Accordingly, you are hereby requested to issue a Permanent Offshore Global Security representing the undersigned's interest in the principal amount of Securities represented by the Global Security, all in the manner provided by the Indenture.

            You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.


                                    Very truly yours,

                                    [NAME OF HOLDER]


                                    By:
                                       _______________________________________
                                       Authorized Signature

                                                                     EXHIBIT C-1


                               FORM OF CERTIFICATE
                TO BE DELIVERED BY TRANSFEROR IN CONNECTION WITH
                 TRANSFERS TO INSTITUTIONAL ACCREDITED INVESTORS

                                                [Date]

Wilmington Trust Company
1100 North Market Street
Rodney Square North
Wilmington, DE 19890

Attention:  Corporate Trust Division

Re:   Scovill Fasteners Inc. (the "Company")
      14% Subordinated Pay-in-Kind Bonds due 2013 (the "Securities")

Ladies and Gentlemen:

            We hereby certify that such transfer is being effected in compliance with the transfer restrictions applicable to the Securities or interests therein transferred pursuant to and in accordance with the Securities Act of 1933, as amended (the "Securities Act"), and accordingly we hereby further certify that (check one):

            (a) [_] such transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                                       or

            (b) [_] such transfer is being effected to the Company or a subsidiary thereof;

                                       or

            (c) [_] such transfer is being effected pursuant to an effective registration statement under the Securities Act;

                                       or

            (d) [_] such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and we hereby further certify that such transfer complies with the transfer restrictions applicable to the Securities or interests therein transferred to Institutional Accredited Investors and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel provided by us or the transferee (a copy of which we have attached to this certification), to the effect that (a) such transfer is in compliance with the Securities Act and (b) such transfer complies with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed transfer in accordance with the terms of the


                                     C-1-1

Indenture, the transferred Securities or interests therein will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the U.S. Physical Securities and in the Indenture and the Securities Act.

            Capitalized terms not defined herein have the meaning given to them in the Indenture dated as of August 3, 2001 ("Indenture") between Scovill Fasteners Inc. and Wilmington Trust Company.


                                    Very truly yours,

                                    [NAME OF TRANSFEROR]


                                    By:
                                       ---------------------------------------
                                       Authorized Signature


                                     C-1-2

                                                                     EXHIBIT C-2



                       FORM OF CERTIFICATE TO BE DELIVERED
                        BY TRANSFEREES IN CONNECTION WITH
                 TRANSFERS TO INSTITUTIONAL ACCREDITED INVESTORS

                                                [Date]

Wilmington Trust Company
1100 North Market Street
Rodney Square North
Wilmington, DE 19890

Attention:  Corporate Trust Division


Re:   Scovill Fasteners Inc. (the "Company")
      14% Subordinated Pay-in-Kind Bonds due 2013 (the "Securities")

Ladies and Gentlemen:

            In connection with our proposed purchase of $___________ aggregate principal amount of Securities, we confirm that:

            (i) we understand that any subsequent transfer of the Securities or any interest therein is subject to certain restrictions and conditions set forth in the Indenture dated as of August 3, 2001 relating to the Securities (the "Indenture") and, if the Indenture is then qualified under the Trust Indenture Act of 1939, as amended, the Registration Rights Agreement dated August 3, 2001 relating to the Securities (the "Registration Rights Agreement") and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Securities except in compliance with such restrictions and conditions and the U.S. Securities Act of 1933, as amended (the "Securities Act").

            (ii) we are an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act or an entity in which all of the equity owners are institutional accredited investors within the meaning of Rule 501(a) under the Securities Act (an "Institutional Accredited Investor");

            (iii) any purchase of Securities by us will be for our own account or for the account of one or more other Institutional Accredited Investors;

            (iv) in the event that we purchase any Securities, we will acquire Securities having a minimum principal amount of at least $100,000 for our own account and for each separate account for which we are acting;

            (v) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing Securities; and


                                     C-3-1

            (vi) we are not acquiring the Securities for or on behalf of, and will not transfer the Securities to, any pension or welfare plan (as defined in Section 3 of the Employee Retirement Income Security Act of 1974, as amended) or plan (as defined in Section 4975 of the Internal Revenue Code, as amended), except as permitted by the Indenture or the Securities.

            We understand that the Securities have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Securities, that, within the time period referred to under Rule 144(k) under the Securities Act as in effect on the date of the transfer of such Securities, such Securities may be offered, resold, pledged or otherwise transferred only (i) (a) to a person whom we reasonably believe to be a qualified institutional buyer (as defined in Rule 144A under the Securities
Act) in a transaction meeting the requirements of Rule 144A, (b) to an Institutional Accredited Investor that, prior to such transfer, furnishes to the Trustee (as defined in the Indenture) a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Securities (the form of which letter can be obtained from the Trustee) and, if the Company so requests, an opinion of counsel acceptable to the Company that such transfer is in compliance with the Securities Act, (c) in a transaction meeting the requirements of Rule 144 under the Securities Act, (d) outside the United States to a foreign person in a transaction meeting the requirements of Rule 904 under the Securities Act, or (e) in accordance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company so requests), but only in the case of a transfer that is effected by the delivery to the transferee of definitive securities registered in its name (or its nominee's name) in the books maintained by the Security Registrar, and subject to the receipt by such Security Registrar of a certification of the transferor and an opinion of counsel to the effect that such transfer is in compliance with the Securities Act, (ii) to the Company or (iii) pursuant to an effective registration statement under the Securities Act, and, in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction. We will notify any purchaser from us that the Securities are subject to the resale restrictions set forth in the above sentence. We understand that the Trustee will not be required to accept for registration or transfer any Securities, except upon presentation of evidence satisfactory to the Company that the foregoing restrictions on transfer have been complied with. We further understand that the Securities purchased by us may be initially issued in the form of one or more Global Securities deposited on the date of the closing with, or on behalf of, The Depository Trust Company (the "Depository") and registered in the name of Cede & Co., as nominee of the Depository, and subsequently may be issued in the form of definitive physical Securities upon request and subject to the terms and conditions of the Indenture and that such certificates will bear a legend reflecting the substance of this paragraph.

            We acknowledge that you and others will rely upon our confirmations, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.


                                     C-3-2

            Upon transfer, the Securities would be registered in the name of the new beneficial owner as follows:


                                    Very truly yours,

                                    [NAME OF TRANSFEREE]


                                    By:
                                       ---------------------------------------
                                       Authorized Signature


                                     C-3-3

                                                                     EXHIBIT C-3


                               FORM OF CERTIFICATE
                TO BE DELIVERED BY TRANSFEROR IN CONNECTION WITH
                        TRANSFERS TO ACCREDITED INVESTORS

                                                [Date]

Wilmington Trust Company
1100 North Market Street
Rodney Square North
Wilmington, DE 19890

Attention:  Corporate Trust Division

Re:   Scovill Fasteners Inc. (the "Company")
      14% Subordinated Pay-in-Kind Bonds due 2013 (the "Securities")

Ladies and Gentlemen:

            We hereby certify that such transfer is being effected in compliance with the transfer restrictions applicable to the Securities or interests therein transferred pursuant to and in accordance with the Securities Act of 1933, as amended (the "Securities Act"), and accordingly we hereby further certify that such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and we hereby further certify that such transfer complies with the transfer restrictions applicable to the Securities or interests therein transferred to Accredited Investors and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel provided by the transferee (a copy of which we have attached to this certification), to the effect that (a) such transfer is in compliance with the Securities Act and (b) such transfer complies with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred Securities or interests therein will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the U.S. Physical Securities and in the Indenture and the Securities Act.



                                     C-3-1

            Capitalized terms not defined herein have the meaning given to them in the Indenture dated as of August 3, 2001 ("Indenture") between Scovill Fasteners Inc. and Wilmington Trust Company.


                                    Very truly yours,

                                    [NAME OF TRANSFEROR]


                                    By:
                                       ---------------------------------------
                                       Authorized Signature



                                     C-3-2

                                                                     EXHIBIT C-4



                       FORM OF CERTIFICATE TO BE DELIVERED
                        BY TRANSFEREES IN CONNECTION WITH
                        TRANSFERS TO ACCREDITED INVESTORS

                                                [Date]

Wilmington Trust Company
1100 North Market Street
Rodney Square North
Wilmington, DE 19890

Attention:  Corporate Trust Division


Re:   Scovill Fasteners Inc. (the "Company")
      14% Subordinated Pay-in-Kind Bonds due 2013 (the "Securities")

Ladies and Gentlemen:

            In connection with my/our proposed purchase of $___________ aggregate principal amount of Securities, I/we confirm that:

            (i) I/we understand that any subsequent transfer of the Securities or any interest therein is subject to certain restrictions and conditions set forth in the Indenture dated as of August 3, 2001 relating to the Securities (the "Indenture") and, if the Indenture is then qualified under the Trust Indenture Act of 1939, as amended, the Registration Rights Agreement dated August 3, 2001 relating to the Securities (the "Registration Rights Agreement") and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Securities except in compliance with such restrictions and conditions and the U.S. Securities Act of 1933, as amended (the "Securities Act").

            (ii) I am/we are an "accredited investor" within the meaning of Rule 501(a) under the Securities Act (an "Accredited Investor");

            (iii) any purchase of Securities by me/us will be for my/our own account;

            (iv) I/we have such knowledge and experience in financial and business matters that I am/we are capable of evaluating the merits and risks of purchasing Securities; and

            (v) I am/we are not acquiring the Securities for or on behalf of, and will not transfer the Securities to, any pension or welfare plan (as defined in Section 3 of the Employee Retirement Income Security Act of 1974, as amended) or plan (as defined in Section 4975 of the Internal Revenue Code, as amended), except as permitted by the Indenture or the Securities.


                                     C-4-1

            I/we understand that the Securities have not been registered under the Securities Act, and I/we agree, on my/our own behalf, that, within the time period referred to under Rule 144(k) under the Securities Act as in effect on the date of the transfer of such Securities, such Securities may be offered, resold, pledged or otherwise transferred only (i) (a) to a person whom I/we reasonably believe to be a qualified institutional buyer (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A, (b) to an Institutional Accredited Investor that, prior to such transfer, furnishes to the Trustee (as defined in the Indenture) a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Securities (the form of which letter can be obtained from the Trustee) and, if the Company so requests, an opinion of counsel acceptable to the Company that such transfer is in compliance with the Securities Act, (c) in a transaction meeting the requirements of Rule 144 under the Securities Act, (d) outside the United States to a foreign person in a transaction meeting the requirements of Rule 904 under the Securities Act, or (e) in accordance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company so requests), but only in the case of a transfer that is effected by the delivery to the transferee of definitive securities registered in its name (or its nominee's name) in the books maintained by the Security Registrar, and subject to the receipt by such Security Registrar of a certification of the transferor and an opinion of counsel to the effect that such transfer is in compliance with the Securities Act, (ii) to the Company or (iii) pursuant to an effective registration statement under the Securities Act, and, in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction. I/we will notify any purchaser from me/us that the Securities are subject to the resale restrictions set forth in the above sentence. I/we understand that the Trustee will not be required to accept for registration or transfer any Securities, except upon presentation of evidence satisfactory to the Company that the foregoing restrictions on transfer have been complied with. I/we further understand that the Securities purchased by us may be initially issued in the form of one or more Global Securities deposited on the date of the closing with, or on behalf of, The Depository Trust Company (the "Depository") and registered in the name of Cede & Co., as nominee of the Depository, and subsequently may be issued in the form of definitive physical Securities upon request and subject to the terms and conditions of the Indenture and that such certificates will bear a legend reflecting the substance of this paragraph.

            I/we acknowledge that you and others will rely upon my/our confirmations, acknowledgments and agreements set forth herein, and I/we agree to notify you promptly in writing if any of my/our representations or warranties herein ceases to be accurate and complete.


                                     C-4-2

            Upon transfer, the Securities would be registered in the name of the new beneficial owner as follows:


                                    Very truly yours,

                                    [NAME OF TRANSFEREE]


                                    By:
                                       ---------------------------------------
                                       Authorized Signature



                                     C-4-3

                                                                       EXHIBIT D


                        FORM OF REGULATION S CERTIFICATE

                                                [Date]

Wilmington Trust Company
1100 North Market Street
Rodney Square North
Wilmington, DE 19890

Attention:  Corporate Trust Division


Re:   Scovill Fasteners Inc. (the "Company")
      14% Subordinated Pay-in-Kind Bonds due 2013 (the "Securities")

Ladies and Gentlemen:

            This Certificate relates to our proposed transfer of $____ principal amount of Securities issued under the Indenture dated as of August 3, 2001 relating to the Securities. Terms are used in this Certificate as defined in Regulation S under the Securities Act of 1933, as amended (the "Securities Act"). We hereby certify as follows:

            1. The offer of the Securities was not made to a person in the United States (unless such person or the account held by it for which it is acting is excluded from the definition of "U.S. person" pursuant to Rule 902(k) of Regulation S under the circumstances described in Rule 902(h)(3) of Regulation S) or specifically targeted at an identifiable group of U.S. citizens abroad.

            2. Either (a) at the time the buy order was originated, the buyer was outside the United States or we and any person acting on our behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market, and neither we nor any person acting on our behalf knows that the transaction was pre-arranged with a buyer in the United States.

            3. Neither we, any of our affiliates, nor any person acting on our or their behalf has made any directed selling efforts in the United States.

            4. The proposed transfer of Securities is not part of a plan or scheme to evade the registration requirements of the Securities Act.

            5. If we are a dealer or a person receiving a selling concession or other fee or remuneration in respect of the Securities, and the proposed transfer takes place before the Offshore Security Exchange Date referred to in the Indenture, or we are an officer or director of the Company or a distributor, we certify that the proposed transfer is being made in accordance with the provisions of Rule 904(b) of Regulation S.

            You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                                    Very truly yours,

                                    [NAME OF SELLER]


                                    By:
                                       ---------------------------------------
                                       Authorized Signature



                                       D-2